UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbachar

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

30 September

2018

Nuveen Taxable Fixed Income Funds

Fund Name	Class A	Class C	Class R6	Class I
Nuveen Symphony Credit Opportunities Fund	NCOAX	NCFCX	NCSRX	NCOIX
Nuveen Symphony Floating Rate Income Fund	NFRAX	NFFCX	NFRFX	NFRIX

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Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

If stock markets are forward looking, then recent volatility suggests views are changing and becoming more divergent. Rising interest rates, moderating earnings growth prospects and a weakening global economic outlook have clouded the horizon, which led to a sharp sell-off in global equities during October. Similar to the remarkably low volatility of 2017, the summer of 2018 was relatively calm again. But more recent market action serves as another reminder that stock price fluctuations are actually the norm, not the exception.

With economic growth in China and Europe already slowing this year, and U.S. growth possibly peaking, investors remain attuned to how trade conflicts, politics and tightening monetary policy might test the global economy’s resilience. However, it’s important to remember the markets are not the economy and vice-versa. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy, but European corporate earnings remain healthy, their central bank has reaffirmed its commitment to a gradual stimulus withdrawal and more clarity on Brexit should emerge in the countdown to the March 2019 deadline.

Headlines and political turbulence will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

November 20, 2018

Portfolio Managers’ Comments

Nuveen Symphony Credit Opportunities Fund

Nuveen Symphony Floating Rate Income Fund

The Fund’s portfolios are managed by Symphony Asset Management LLC, (Symphony), an affiliate of Nuveen, LLC. Gunther Stein, Chief Investment Officer and Chief Executive Officer at Symphony and Jenny Rhee manage the Nuveen Symphony Credit Opportunities Fund, while Gunther and Scott Caraher oversee the investments of the Nuveen Symphony Floating Rate Income Fund. Here they discuss U.S. economic and financial markets, key investment strategies and performance of the Funds for the twelve-month reporting period ended September 30, 2018.

Effective October 1, 2018 (subsequent to the close of the reporting period), Gunther Stein is no longer a portfolio manager for the Funds. Jenny Rhee will continue to serve as the portfolio manager for the Nuveen Symphony Credit Opportunities Fund and Scott Caraher will continue to serve as the portfolio manager for the Nuveen Symphony Floating Rate Income Fund.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended September 30, 2018?

The U.S. economy accelerated in this reporting period, with gross domestic product (GDP) growth reaching 4.2% (annualized) in the second quarter of 2018, the fastest pace since 2014, then receding to a still relatively robust 3.5% annualized rate in the third quarter of 2018, according to the Bureau of Economic Analysis “advance” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs. While consumer and government spending continued to drive economic growth in the third quarter, the export contribution declined as expected and both business spending and housing investment weakened.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.7% in September 2018 from 4.2% in September 2017 and job gains averaged around 211,000 per month for the past twelve months. Average hourly earnings grew at an annualized rate of 2.8% in September 2018. The Consumer Price Index (CPI) increased 2.3% over the twelve-month reporting period ended September 30, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.

Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the price momentum slowed in recent months as mortgage rates began to drift higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 5.8% in August 2018 (most recent data available at the time this report was prepared), marking the first time annual gains have fallen below 6% in the past year. The 10-City and 20-City Composites reported year-over-year increases of 5.1% and 5.5%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise, any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in September 2018, was the third rate hike in 2018 to date and the eighth rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. The September meeting confirmed the market’s expectations of another increase in December, followed by three increases in 2019. Notably, the Fed’s statement dropped “accommodative” from the description of its monetary policy, which Chairman Powell explained did not represent a change in the course of policy but rather an acknowledgement of the strengthening economy. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

Geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018 (after the close of this reporting period), the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. The U.S. and China resumed trade negotiations in August 2018, but the talks yielded little progress. Meanwhile, in March the U.K. and European Union (EU) agreed in principle to the Brexit transition terms, but political instability in the U.K. in July 2018 and the EU’s rejection of Prime Minister Theresa May’s proposal has clouded the outlook. Elsewhere in Europe, markets remained nervous about Italy’s new euroskeptic coalition government, immigration policy, and Turkey’s currency crisis and its diplomatic tension with the U.S. The U.S. Treasury issued additional sanctions on Russia in April 2018 and re-imposed sanctions on Iran after President Trump withdrew from the 2015 nuclear agreement. The threat of a nuclear North Korea eased somewhat as the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details.

During the reporting period, the U.S. economy provided a strong backdrop for U.S. credit markets. Corporate earnings, employment trends and fundamental factors remained benign. As a result, corporate default rates were low throughout the reporting period and credit spreads continued to narrow. Short term interest rates moved steadily higher throughout the reporting period. Equity markets also produced strong returns; however, they were volatile early in the year as investors were focused on Fed policy and interest rates. Both high yield corporates as well as loans produced positive returns during the reporting period. However, longer duration assets within the high yield market were under pressure as a result of their longer duration profile which was a headwind given the interest rate environment.

Supply and demand dynamics also kept corporate credit-related assets stable throughout the reporting period. Loans saw consistent demand from both retail and institutional investors, net supply was manageable and at different points in time not enough to meet overall demand. This led to a significant level of repricing activity within the asset class at different points in time. Later in the reporting period, however, this activity became less pronounced.

What was the primary investment strategy for each Fund and how did this strategy affect the Fund’s performance for the twelve-month reporting period ended September 30, 2018?

Our investment process for the Nuveen Symphony Credit Opportunities Fund and the Nuveen Symphony Floating Rate Income Fund is based upon fundamental, bottom-up credit analysis. After assessing sector dynamics, company business models and asset quality, our analysts make specific recommendations based on the relative value of the various types of debt within a company’s capital structure. We evaluate the potential upside and downside to any credit and concentrate our efforts on sectors with sufficient transparency to assess the downside risk in firms that have enough assets to support meaningful recovery in case of default.

Both of these Funds, particularly the Nuveen Symphony Floating Income Fund, have owned, or currently own, loans with the London Inter-Bank Offered Rate (LIBOR) floor feature. This feature provided for minimum coupon levels on loans during a time when short term interest rates, which serve as a basis for a loan’s floating coupon rate, fell to historic lows in the years following the financial crisis. The floating-rate coupon on most senior loans is reset frequently (typically every three months) based on a short-term interest rate (usually 90-day U.S. LIBOR) plus a fixed spread. For example if the current short-term interest rate is 150 basis points (bp) (1.5%), and the spread is 400 bp, the resulting coupon will be 5.5%. LIBOR floors, as the name suggests, put a “floor” on the short term interest rate used in this calculation. For instance, in the previous example, if the loan has a 100 bp LIBOR floor the coupon will remain at 5%, even at times when short-term rates are below 100 bp. The coupon will once again begin to float at times when short term rates are above 100 bp. Although many loans have LIBOR floors (the asset class is one of the few that will float when interest rates begin to rise), we believe the senior loan asset class provides fixed income oriented investors with a potential safeguard from a secular rise in interest rates.

Nuveen Symphony Credit Opportunities Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the ICE BofAML U.S. High Yield Master II Index, the Lipper High Yield Funds Classification Average and the Custom Benchmark Index during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in debt instruments such as bonds, loans and convertible securities, a substantial portion of which may be rated below investment grade or, if unrated, of comparable quality. As of the end of the reporting period, the Fund’s portfolio had 27.6% senior loans and 61.8% high yield bonds. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps and credit default swaps and options on swap agreements.

The Fund benefitted from maintaining a shorter duration profile for the reporting period relative to the Index. Separately, BB rated high yield bonds underperformed more credit sensitive parts of the market such as CCC rated names. Also, the Fund’s allocation to senior loans contributed positively to outperformance. From a sector perspective, energy-related issuers also performed well.

Several individual holdings contributed to performance. Intelsat contributed positively to performance during the reporting period. Intelsat operates a fleet of satellites and the issuer saw its bonds trade higher as a result of strong positioning for the rollout of 5G wireless technology. Also positively impacting performance was the debt of Denbury Resources. Denbury Resources, a non-shale oil levered company, has deleveraged its balance sheet with strong free cash flow and improving earnings before interest, tax, depreciation and amortization (EBITDA). Lastly, the bonds of California Resources Corporation also benefitted performance. The issuer, involved in the oil exploration and production business, has been buying back bonds and generating cash. Its oil is priced off of brent crude and not WTI crude.

Detracting from performance during the reporting period were the bonds of Sanchez Energy Corporation. Sanchez announced earnings in August 2018 that were below expectations. In particular, production numbers missed the low end of guidance. This coupled with higher-than expected costs and production taxes, drove EBITDA lower. Capital expenditures were also higher than expected. Also negatively impacting performance was the Fund’s holding in the children’s retailer, The Gymboree Corporation. Gymboree filed and emerged from bankruptcy protection during the reporting period, but despite lowering its debt load and closing stores the issuer has struggled with its plans to undergo rebranding post-bankruptcy. Lastly, the bonds of envelope maker Cenveo Corporation have been under pressure as the company struggles with a changing business environment as it restructures under bankruptcy protection. We no longer hold bonds for Cenveo Corporation.

During the reporting period, the Fund managed credit exposure by investing in credit default swaps. The credit default swaps had a negligible impact on performance during the reporting period.

Nuveen Symphony Floating Rate Income Fund

The Fund’s Class A Shares at NAV outperformed the Lipper Loan Participation Funds Classification Average and underperformed the Credit Suisse Leveraged Loan Index during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in floating rate loans and other floating rate securities, a substantial portion of which will be rated below investment grade. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in floating rate securities. Floating rate securities are defined to include floating rate loans, other floating rate debt securities, money market securities and shares of money market and short-term bond funds. The Fund may invest up to 20% of its net assets in other securities, which would primarily be fixed rate debt securities, convertible securities and equity securities received as a result of the restructuring of an issuer’s debt. A substantial portion of the Fund’s assets generally will be invested in securities rated below investment grade or, if unrated, deemed to be of comparable quality. The Fund may utilize

Portfolio Managers’ Comments (continued)

derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps, credit default swaps and options on swap agreements.

The Fund underperformed the Credit Suisse Leveraged Loan Index during the reporting period primarily as the result of a more defensive posturing, particularly with regard to an underweight of smaller, less liquid loan facilities. During the reporting period, smaller loan facilities outperformed larger facilities as these loans generally offer incremental yield and in a low default rate environment may generally outperform larger, more liquid loans. Within the secondary market, many smaller, discounted loans traded higher as a result while larger issues continued to hover around par. The spread between larger and smaller loans narrowed as a result. We continue to feel that risk/return dynamics favor larger, more liquid loans as a result of the narrow liquidity premium, particularly at the later stages of the credit cycle when credit selection and being proactive will become more important.

Several individual holdings contributed to performance. The Fund’s positions in Avaya Inc., a telecom hardware maker, contributed positively to performance during the reporting period. Avaya recently emerged from bankruptcy with a recapitalized balance sheet. The portfolio also benefitted from holdings in Intelsat, after the satellite provider company disclosed that it, along with other global satellite operator SES, was partnering with well-known technology firm Intel on a proposal intended to promote and accelerate the rollout of 5G networks to mobile operators in the U.S. Lastly, the senior loans of Fieldwood Energy LLC helped performance during the reporting period. Fieldwood has undergone a debt restructuring and benefited from higher oil prices.

Detracting from performance during the reporting period was the Fund’s holding in Catalina Marketing Corporation. Catalina saw its debt downgraded during the reporting period as the print coupon business has come under pressure from changing consumer trends. Another modest detractor from performance was a position in C&J Energy Services. C&J is involved in pressure pumping within the fracking market. The issuer has been impacted amid broader negative sentiment surrounding margins within the sector. Lastly, the post-reorganization equity (rights) of Gymboree Corporation detracted from performance as the children’s retailer has struggled with its plans to undergo rebranding post-bankruptcy in the challenging retail environment.

Risk Considerations and Dividend Information

Risk Considerations

Nuveen Symphony Credit Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Nuveen Symphony Floating Rate Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Credit Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2018

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	4.68%	4.58%	6.78%
Class A Shares at maximum Offering Price	(0.29)%	3.57%	6.16%
ICE BofAML U.S. High Yield Master II Index	2.94%	5.54%	6.97%
Custom Benchmark Index	4.00%	5.09%	6.23%
Lipper High Yield Funds Classification Average	2.27%	4.28%	5.93%

Class C Shares	3.93%	3.80%	5.98%
Class I Shares	4.93%	4.85%	7.04%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	5.09%	4.61%
Class T Shares*	4.68%	4.91%
Class T Shares at maximum Offering Price*	2.06%	2.94%

Since inception returns for Class A, Class C and Class I Shares, and for the comparative index and Lipper category average, are from 4/28/10. Since inception return for Class R6 Shares and Class T Shares are from 10/01/14 and 5/31/17, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Gross Expense Ratios	0.99%	1.75%	0.67%	0.74%	0.99%
Net Expense Ratios	0.99%	1.74%	0.67%	0.74%	0.99%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% (1.35% after July 31, 2020) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2020 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Class T Shares are not available for public offering.

Growth of an Assumed $10,000 Investment as of September 30, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Symphony Floating Rate Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of September 30, 2018

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	4.40%	3.61%	4.63%
Class A Shares at maximum Offering Price	1.27%	2.98%	4.20%
Credit Suisse Leveraged Loan Index	5.58%	4.35%	4.56%
Lipper Loan Participation Funds Classification Average	4.38%	3.37%	3.60%

Class C Shares	3.61%	2.83%	3.83%
Class I Shares	4.65%	3.86%	4.88%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	4.80%	4.15%
Class T Shares*	4.34%	3.70%
Class T Shares at maximum Offering Price*	1.73%	1.75%

Since inception returns for Class A, Class C and Class I Shares, and for the comparative index and Lipper category average, are from 5/02/11. Since inception return for Class R6 Shares and Class T Shares are from 1/28/15 and 5/31/17, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $500,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Expense Ratios	0.99%	1.74%	0.66%	0.75%	0.99%
*	Class T Shares are not available for public offering.

Growth of an Assumed $10,000 Investment as of September 30, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Yields    as of September 30, 2018

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Symphony Credit Opportunities Fund

	Share Class
	Class A1	Class C	Class R6	Class I	Class T1
Dividend Yield	4.85%	4.33%	5.31%	5.33%	4.96%
SEC 30-Day Yield-Subsidized	4.26%	3.73%	4.79%	4.73%	4.35%
SEC 30-Day Yield-Unsubsidized	4.26%	3.73%	4.79%	4.71%	4.35%

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A1	Class C	Class R6	Class I	Class T1
Dividend Yield	4.26%	3.63%	4.62%	4.64%	4.28%
SEC 30-Day Yield-Subsidized	3.94%	3.31%	4.41%	4.27%	3.94%
SEC 30-Day Yield-Unsubsidized	3.94%	3.31%	4.41%	4.27%	3.94%

1

The SEC Yield for Class A Shares and Class T Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Holding Summaries    as of September 30, 2018

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Symphony Credit Opportunities Fund

Fund Allocation

(% of net assets)

Corporate Bonds	61.8%
Variable Rate Senior Loan Interests	27.6%
Common Stocks	1.5%
Common Stock Rights	0.1%
Warrants	0.0%
Investment Companies	8.3%
Other Assets Less Liabilities	0.7%
Net Assets	100%

Top Five Holdings

(% of net assets)

Avolon LLC, Term Loan B	1.4%
Burger King Corporation, Term Loan B3	1.4%
Scientific Games International Inc.	1.4%
Advanced Micro Devices, Inc.	1.0%
Infor Software Parent LLC and Infor Software Parent, Inc.	0.9%

Portfolio Composition

(% of net assets)

Hotels, Restaurants & Leisure	10.4%
Oil, Gas & Consumable Fuels	9.6%
Media	9.4%
Software	6.8%
Diversified Telecommunication Services	4.5%
Health Care Providers & Services	4.5%
Containers & Packaging	3.8%
Commercial Services & Supplies	2.5%
Wireless Telecommunication Services	2.4%
Diversified Financial Services	2.3%
Semiconductors & Semiconductor Equipment	1.9%
Technology Hardware, Storage & Peripherals	1.9%
Equity Real Estate Investment Trusts	1.6%
IT Services	1.6%
Pharmaceuticals	1.6%
Energy Equipment & Services	1.5%
Chemicals	1.5%
Health Care Equipment & Supplies	1.4%
Transportation Infrastructure	1.4%
Communications Equipment	1.3%
Other	19.1%
Investment Companies	8.3%
Other Assets Less Liabilities	0.7%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

BBB	11.3%
BB or Lower	88.6%
N/R (not rated)	0.1%
Total	100%

Holding Summaries as of September 30, 2018 (continued)

Nuveen Symphony Floating Rate Income Fund

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	75.8%
Corporate Bonds	13.0%
Common Stocks	0.9%
Common Stock Rights	0.0%
Warrants	0.0%
Investments Companies	5.6%
Other Assets Less Liabilities	4.7%
Net Assets	100%

Top Five Holdings

(% of net assets)

Burger King Corporation, Term Loan B3	2.1%
Avolon LLC, Term Loan B	1.9%
Dell International LLC, Refinancing Term Loan B	1.6%
HCA Inc.	1.3%
Albertson’s LLC, Term Loan B4	1.3%

Portfolio Composition

(% of net assets)

Software	8.8%
Media	8.7%
Hotels, Restaurants & Leisure	8.2%
Health Care Providers & Services	6.2%
Diversified Telecommunication Services	5.3%
Wireless Telecommunication Services	3.4%
Oil, Gas & Consumable Fuels	3.3%
IT Services	3.1%
Commercial Services & Supplies	2.7%
Technology Hardware, Storage & Peripherals	2.6%
Machinery	2.3%
Containers & Packaging	2.2%
Transportation Infrastructure	1.9%
Pharmaceuticals	1.8%
Real Estate Management & Development	1.6%
Equity Real Estate Investment Trusts	1.6%
Food & Staples Retailing	1.5%
Food Products	1.5%
Chemicals	1.4%
Professional Services	1.3%
Airlines	1.2%
Other	19.1%
Investment Companies	5.6%
Other Assets Less Liabilities	4.7%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

AA	0.2%
A	0.3%
BBB	20.1%
BB or Lower	79.3%
N/R (not rated)	0.1%
Total	100%

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2018.

The beginning of the period is April 1, 2018.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Credit Opportunities Fund

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,040.50	$1,037.10	$1,042.70	$1,041.80	$1,040.50
Expenses Incurred During the Period	$4.65	$8.43	$3.58	$3.94	$5.12
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.51	$1,016.80	$1,021.56	$1,021.21	$1,020.05
Expenses Incurred During the Period	$4.61	$8.34	$3.55	$3.90	$5.06

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.91%, 1.65%, 0.70%, 0.77% and 1.00% for Classes A, C, R6, I and T, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

*	Class T Shares are not available for public offering.

Expense Examples (continued)

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,025.00	$1,020.60	$1,026.70	$1,026.20	$1,024.40
Expenses Incurred During the Period	$5.08	$8.97	$4.78	$4.17	$5.23
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.05	$1,016.19	$1,020.36	$1,020.96	$1,019.90
Expenses Incurred During the Period	$5.06	$8.95	$4.76	$4.15	$5.22

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.77%, 0.94%, 0.82% and 1.03% for Classes A, C, R6, I and T, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

*	Class T Shares are not available for public offering.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nuveen Investment Trust III:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Symphony Credit Opportunities Fund and Nuveen Symphony Floating Rate Income Fund (two of the funds comprising Nuveen Investment Trust III) (the “Funds”) as of September 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

November 27, 2018

Symphony Credit Opportunities Fund

Portfolio of Investments    September 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 91.0%

	CORPORATE BONDS – 61.8%

	Aerospace & Defense – 0.2%

$1,700	DAE Funding LLC, 144A	4.500%	8/01/22	BB+	$1,657,500

	Airlines – 0.3%

2,250	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	2,255,625

	Auto Components – 0.3%

2,140	Delphi Jersey Holdings, 144A	5.000%	10/01/25	BB	2,014,275

	Beverages – 0.5%

3,700	Cott Holdings Incorporated, 144A	5.500%	4/01/25	B1	3,612,125

	Building Products – 0.5%

3,410	Builders FirstSource Inc., 144A	5.625%	9/01/24	BB–	3,277,862

	Capital Markets – 1.0%

3,700	LPL Holdings Inc., 144A	5.750%	9/15/25	BB–	3,621,375

3,825	MSCI Inc., 144A	4.750%	8/01/26	BB+	3,796,312
7,525	Total Capital Markets				7,417,687

	Chemicals – 1.5%

2,500	Alpha 3 BV / Alpha US Bidco, Inc., 144A	6.250%	2/01/25	CCC+	2,488,250

3,600	PQ Corporation, 144A	5.750%	12/15/25	B	3,573,000

2,700	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 144A	5.375%	9/01/25	BB–	2,602,935

1,900	Valvoline, Inc.	5.500%	7/15/24	BB+	1,904,750
10,700	Total Chemicals				10,568,935

	Commercial Services & Supplies – 0.9%

2,700	Covanta Holding Corporation	5.875%	7/01/25	B1	2,727,000

1,650	Ritchie Bros. Auctioneers Incorporated, 144A	5.375%	1/15/25	BB–	1,649,175

1,650	Tervita Escrow Corporation, 144A	7.625%	12/01/21	B+	1,701,563
6,000	Total Commercial Services & Supplies				6,077,738

	Communications Equipment – 1.3%

5,050	CommScope Inc., 144A	5.500%	6/15/24	BB–	5,087,875

3,510	CommScope Technologies Finance LLC, 144A	6.000%	6/15/25	BB–	3,622,320

2,000	Nortel Networks Corp., (4)	0.000%	7/15/11	N/R	60,000

850	ViaSat Inc., 144A	5.625%	9/15/25	BB–	803,505
11,410	Total Communications Equipment				9,573,700

	Construction & Engineering – 0.9%

1,000	Cloud Crane LLC, 144A	10.125%	8/01/24	B	1,095,000

3,000	Great Lakes Dredge & Dock Corporation	8.000%	5/15/22	B–	3,082,500

2,250	Shea Homes LP, 144A	5.875%	4/01/23	BB–	2,219,062
6,250	Total Construction & Engineering				6,396,562

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Construction Materials – 0.1%

$850	Summit Materials LLC/Summit Materials Finance Corporation, 144A	5.125%	6/01/25	BB	$796,875

	Consumer Finance – 0.7%

1,910	Curo Group Holdings Corp, 144A	8.250%	9/01/25	B–	1,838,394

2,000	Navient Corporation	6.625%	7/26/21	BB	2,085,000

850	Provident Funding Associates LP / PFG Finance Corp., 144A	6.375%	6/15/25	B+	850,000
4,760	Total Consumer Finance				4,773,394

	Containers & Packaging – 3.8%

4,670	Ardagh Packaging Finance PLC and Ardagh MP Holdings USA, Inc., 144A	4.625%	5/15/23	BB	4,629,137

4,400	Ardagh Packaging Finance PLC and Ardagh MP Holdings USA, Inc., 144A	6.000%	2/15/25	B	4,320,800

3,150	Cascades Inc., 144A	5.500%	7/15/22	BB–	3,173,625

1,775	Crown Americas LLC / Crown Americas Capital Corp VI., 144A	4.750%	2/01/26	Ba3	1,699,562

2,000	Flex Acquisition Co, Inc., 144A	6.875%	1/15/25	CCC+	1,910,000

1,890	Graphic Packaging International, Inc.	4.125%	8/15/24	BB+	1,842,315

5,627	Reynolds Group, 144A	5.125%	7/15/23	B+	5,596,051

2,000	Sealed Air Corporation, 144A	5.125%	12/01/24	BB+	2,010,000

1,750	Sealed Air Corporation, 144A	5.500%	9/15/25	BB+	1,787,188
27,262	Total Containers & Packaging				26,968,678

	Diversified Financial Services – 1.5%

2,525	ASP AMC Merger Sub., Inc., 144A	8.000%	5/15/25	CCC+	1,919,000

3,500	Freedom Mortgage Corporation, 144A	8.125%	11/15/24	B+	3,395,000

3,150	Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., 144A	5.250%	3/15/22	BB	3,157,875

1,800	Travelport Corporate Finance PLC, 144A	6.000%	3/15/26	B+	1,828,206
10,975	Total Diversified Financial Services				10,300,081

	Diversified Telecommunication Services – 4.5%

3,000	CenturyLink Inc.	5.800%	3/15/22	BB	3,052,500

1,500	Cogent Communications Finance Inc., 144A	5.625%	4/15/21	B–	1,507,500

1,635	IntelSat Jackson Holdings	7.250%	10/15/20	CCC+	1,637,044

1,115	IntelSat Jackson Holdings	5.500%	8/01/23	CCC+	1,028,030

4,000	IntelSat Jackson Holdings, 144A	9.750%	7/15/25	CCC+	4,235,000

2,250	IntelSat Jackson Holdings, 144A	8.500%	10/15/24	CCC+	2,269,688

6,150	IntelSat Limited	7.750%	6/01/21	Ca	5,965,500

6,435	IntelSat Limited	8.125%	6/01/23	CCC–	5,711,063

2,000	Level 3 Financing Inc.	5.375%	8/15/22	BB	2,020,000

1,455	Level 3 Financing Inc.	5.125%	5/01/23	BB	1,465,913

1,900	Qualitytech LP/QTS Finance Corp., 144A	4.750%	11/15/25	BB	1,819,611

1,400	Zayo Group LLC / Zayo Capital Inc., 144A	5.750%	1/15/27	B	1,402,800
32,840	Total Diversified Telecommunication Services				32,114,649

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments    September 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electrical Equipment – 0.3%

$850	Energizer Gamma Acquisition Inc., 144A	6.375%	7/15/26	BB–	$878,688

1,325	EnerSys, 144A	5.000%	4/30/23	BB+	1,338,250
2,175	Total Electrical Equipment				2,216,938

	Energy Equipment & Services – 1.1%

2,000	Bristow Group Inc.	6.250%	10/15/22	B–	1,460,000

2,000	Bristow Group Inc., 144A	8.750%	3/01/23	B+	1,955,000

1,300	Nabors Industries Inc.	5.500%	1/15/23	BB	1,276,794

1,300	Oceaneering International Inc.	6.000%	2/01/28	BBB–	1,301,265

900	Transocean Guardian Ltd, 144A	5.875%	1/15/24	B+	907,875

900	Transocean Pontus Ltd, 144A	6.125%	8/01/25	B+	914,616
8,400	Total Energy Equipment & Services				7,815,550

	Entertainment – 0.3%

2,350	Netflix Inc., 144A	4.875%	4/15/28	Ba3	2,209,000

	Equity Real Estate Investment Trusts – 1.6%

3,200	CyrusOne LP Finance	5.000%	3/15/24	BBB–	3,260,000

4,775	Gaming and Leisure Products Inc., GLP Capital LP Financing II Inc.	5.375%	4/15/26	BBB–	4,849,060

1,800	Lamar Media Corporation	5.750%	2/01/26	BB	1,866,312

1,700	SBA Communications Corporation	4.000%	10/01/22	B+	1,668,125
11,475	Total Equity Real Estate Investment Trusts				11,643,497

	Food & Staples Retailing – 0.4%

2,695	Performance Food Group, Incorporated, 144A	5.500%	6/01/24	BB	2,668,050

	Food Products – 0.6%

1,820	Pilgrim’s Pride Corporation, 144A	5.750%	3/15/25	BB	1,751,750

2,500	Post Holdings Inc., 144A	5.500%	3/01/25	B+	2,480,000
4,320	Total Food Products				4,231,750

	Gas Utilities – 0.5%

3,300	Rockpoint Gas Storage Canada Ltd., 144A	7.000%	3/31/23	BB–	3,349,500

	Health Care Equipment & Supplies – 0.9%

850	AMN Healthcare, Inc., 144A	5.125%	10/01/24	Ba2	822,375

1,500	Hill-Rom Holdings Inc., 144A	5.000%	2/15/25	BB	1,466,745

820	Hologic Incorporated, 144A	4.375%	10/15/25	BB–	781,050

3,240	Kinetic Concepts Inc. / KCI USA Inc., 144A	7.875%	2/15/21	B1	3,346,272
6,410	Total Health Care Equipment & Supplies				6,416,442

	Health Care Providers & Services – 2.5%

1,000	DJO Finco Inc. / DJO Finance LLC / DJO Finance Corporation, 144A	8.125%	6/15/21	CCC	1,021,250

2,365	Encompass Health Corp	5.750%	11/01/24	B+	2,397,306

2,000	HCA Inc.	5.875%	3/15/22	BBB–	2,120,000

2,250	HCA Inc.	5.250%	6/15/26	BBB–	2,314,688

1,900	HCA Inc.	5.375%	9/01/26	Ba2	1,922,800

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Providers & Services (continued)

$1,000	Molina Healthcare Inc.	5.375%	11/15/22	BB–	$1,016,250

3,500	Molina Healthcare Inc., 144A	4.875%	6/15/25	BB–	3,438,750

1,000	Polaris Intermediate Corp., 144A	8.500%	12/01/22	B–	1,033,240

2,700	WellCare Health Plans Inc.	5.250%	4/01/25	BB	2,743,875
17,715	Total Health Care Providers & Services				18,008,159

	Health Care Technology – 0.3%

1,900	Change Healthcare Holdings LLC, 144A	5.750%	3/01/25	B–	1,885,750

	Hotels, Restaurants & Leisure – 7.4%

3,750	1011778 B.C. Unlimited Liability Company/New Red Finance Inc., 144A	4.250%	5/15/24	Ba3	3,559,237

1,865	Boyd Gaming Corporation	6.375%	4/01/26	B	1,920,018

1,700	Boyne USA Inc., 144A	7.250%	5/01/25	B	1,797,750

2,600	Eldorado Resorts, Inc.	6.000%	4/01/25	B	2,632,500

940	Hilton Domestic Operating Company Inc.	4.250%	9/01/24	BB+	909,732

3,550	Interval Acquisition Corporation	5.625%	4/15/23	BB–	3,585,500

4,000	Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp.	6.750%	11/15/21	B+	4,140,000

3,100	KFC Holding Co/ Pizza Hut Holdings LLC/ Taco Bell of America LLC, 144A	5.000%	6/01/24	BB	3,074,828

875	KFC Holding Co/ Pizza Hut Holdings LLC/ Taco Bell of America LLC, 144A	4.750%	6/01/27	BB	841,094

900	Marriott Ownership Resorts Inc., 144A	6.500%	9/15/26	BB–	923,760

3,775	MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc.	5.625%	5/01/24	BB–	3,869,375

2,400	Penn National Gaming Inc., 144A	5.625%	1/15/27	B+	2,315,280

10,000	Scientific Games International Inc.	6.625%	5/15/21	CCC+	9,950,000

500	Scientific Games International Inc., 144A	5.000%	10/15/25	Ba3	475,000

3,450	Silversea Cruise Finance Limited, 144A	7.250%	2/01/25	BBB–	3,753,083

1,100	Stars Group Holdings BV / Stars Group US Co-Borrower LLC, 144A	7.000%	7/15/26	B–	1,134,859

1,700	Station Casinos LLC, 144A	5.000%	10/01/25	B–	1,628,260

2,750	SugarHouse HSP Gaming Property Finance, 144A	5.875%	5/15/25	B–	2,597,925

3,400	Wyndham Hotels & Resorts Inc., 144A	5.375%	4/15/26	Ba2	3,370,250
52,355	Total Hotels, Restaurants & Leisure				52,478,451

	Household Durables – 0.7%

1,000	Beazer Homes USA, Inc.	8.750%	3/15/22	B3	1,057,500

1,950	KB Home	7.000%	12/15/21	BB–	2,054,813

1,800	William Lyon Homes Inc.	6.000%	9/01/23	B+	1,737,000
4,750	Total Household Durables				4,849,313

	Independent Power & Renewable Electricity Producers – 0.4%

2,500	Pattern Energy Group Inc., 144A	5.875%	2/01/24	BB–	2,525,000

	Insurance – 0.2%

1,250	Fidelity & Guaranty Life Holdings Inc., 144A	5.500%	5/01/25	BB+	1,239,000

	Internet Software & Services – 0.2%

1,700	j2 Cloud LLC/Global Inc., 144A	6.000%	7/15/25	BB	1,744,625

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments    September 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	IT Services – 1.6%

$2,750	Booz Allen Hamilton Inc., 144A	5.125%	5/01/25	B+	$2,701,875

4,000	CDW LLC Finance	5.500%	12/01/24	BB–	4,140,000

2,000	First Data Corporation, 144A	5.375%	8/15/23	BB+	2,030,500

2,350	First Data Corporation, 144A	5.000%	1/15/24	BB+	2,363,513
11,100	Total IT Services				11,235,888

	Life Sciences Tools & Services – 0.4%

2,750	Charles River Laboratories International Inc., 144A	5.500%	4/01/26	BB+	2,791,250

	Machinery – 0.3%

2,400	USA Compression Partners LP / USA Compression Finance Corp, 144A	6.875%	4/01/26	BB–	2,478,000

	Media – 7.2%

3,790	Altice US Finance I Corporation, 144A	5.375%	7/15/23	BB	3,832,637

725	CCO Holdings LLC Finance Corporation, 144A	4.000%	3/01/23	BB+	694,042

2,375	CCO Holdings LLC Finance Corporation, 144A	5.125%	5/01/23	BB+	2,384,619

2,000	CCO Holdings LLC Finance Corporation, 144A	5.375%	5/01/25	BB+	1,985,000

1,500	CCO Holdings LLC Finance Corporation, 144A	5.500%	5/01/26	BB+	1,483,125

4,000	Cequel Communication Holdings I, 144A	5.125%	12/15/21	B	4,035,000

2,000	CSC Holdings Inc., 144A	5.500%	4/15/27	Ba2	1,945,760

2,500	Dish DBS Corporation	5.875%	7/15/22	BB	2,439,062

1,500	Dish DBS Corporation	5.000%	3/15/23	BB	1,361,145

1,750	E.W. Scripps Company, 144A	5.125%	5/15/25	BB–	1,682,187

3,890	Gray Television Inc., 144A	5.125%	10/15/24	B+	3,758,712

3,480	Hughes Satellite Systems Corporation	5.250%	8/01/26	BBB–	3,400,656

31,633	iHeartCommunications, Inc., (cash 12.000%, PIK 2.000%), (4)	14.000%	2/01/21	C	4,033,168

8,000	iHeartCommunications, Inc., 144A, (4)	11.250%	3/01/21	C	5,720,000

2,125	LIN Television Corporation	5.875%	11/15/22	B+	2,156,875

1,890	Nexstar Escrow Corporation, 144A	5.625%	8/01/24	B+	1,849,837

2,000	Quebecor Media Inc.	5.750%	1/15/23	B+	2,057,500

1,800	Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	1,806,750

1,600	Videotron Limited, 144A	5.125%	4/15/27	BB	1,570,080

750	Virgin Media Finance PLC, 144A	6.000%	10/15/24	B	750,900

2,300	Virgin Media Secured Finance, 144A	5.250%	1/15/26	BB+	2,248,917
81,608	Total Media				51,195,972

	Metals & Mining – 0.3%

1,250	Hudbay Minerals, Inc., 144A	7.250%	1/15/23	B+	1,284,513

850	Steel Dynamics Inc.	4.125%	9/15/25	BB+	814,045
2,100	Total Metals & Mining				2,098,558

	Mortgage Real Estate Investment Trusts – 0.3%

1,875	Starwood Property Trust	5.000%	12/15/21	BB–	1,889,063

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels – 7.2%

$5,100	California Resources Corporation, 144A	8.000%	12/15/22	B–	$4,864,125

1,890	Callon Petroleum Company	6.125%	10/01/24	B+	1,923,075

2,700	Cheniere Energy Partners LP	5.250%	10/01/25	BB	2,700,000

1,900	Denbury Resources Inc.	6.375%	8/15/21	CCC+	1,852,500

2,346	Denbury Resources Inc., 144A	9.250%	3/31/22	B+	2,533,680

3,760	Diamondback Energy Inc.	4.750%	11/01/24	BB	3,764,700

870	EP Energy LLC and Everest Acquisition Finance, Inc., 144A	9.375%	5/01/24	Caa2	717,750

1,750	EP Energy LLC and Everest Acquisition Finance, Inc., 144A	7.750%	5/15/26	B1	1,791,563

2,000	FTS International Inc.	6.250%	5/01/22	B	1,925,000

3,710	Holly Energy Partners LP, 144A	6.000%	8/01/24	BB	3,793,475

1,000	Lightstream Resources Ltd, 144A, (4)	8.625%	2/01/20	N/R	185,000

455	MEG Energy Corporation, 144A	6.375%	1/30/23	BB–	414,050

3,400	MEG Energy Corporation, 144A	6.500%	1/15/25	BB+	3,366,000

2,350	Murphy Oil Corporation	6.875%	8/15/24	BBB–	2,487,407

1,750	Murphy Oil Corporation	5.750%	8/15/25	BBB–	1,777,830

1,000	NGL Energy Partners LP/Fin Co	5.125%	7/15/19	B+	1,005,000

1,500	Parsley Energy LLC Finance Corporation, 144A	6.250%	6/01/24	BB–	1,563,750

750	Parsley Energy LLC Finance Corporation, 144A	5.250%	8/15/25	BB–	746,250

1,890	PDC Energy, Inc.	6.125%	9/15/24	BB–	1,859,287

4,000	Peabody Securities Finance Corporation, 144A	6.000%	3/31/22	BB	4,065,000

1,820	QEP Resources Inc.	5.625%	3/01/26	BB	1,740,375

700	Rex Energy Corporation, (4)	8.000%	10/01/20	N/R	189,000

1,620	Sanchez Energy Corporation	6.125%	1/15/23	B–	931,500

1,320	Seven Generations Energy Limited, 144A	5.375%	9/30/25	BB	1,283,700

2,000	Whiting Petroleum Corporation	5.750%	3/15/21	BB	2,047,500

1,750	WPX Energy Inc.	5.750%	6/01/26	BB–	1,771,875
53,331	Total Oil, Gas & Consumable Fuels				51,299,392

	Paper & Forest Products – 0.5%

950	Louisiana Pacific Corporation	4.875%	9/15/24	BB+	947,625

2,250	Norbord Inc., 144A	6.250%	4/15/23	BB+	2,345,625
3,200	Total Paper & Forest Products				3,293,250

	Pharmaceuticals – 0.9%

2,750	Bausch Health Cos Inc., 144A	5.875%	5/15/23	B–	2,669,563

1,875	Catalent Pharma Solutions Inc., 144A	4.875%	1/15/26	B+	1,804,687

1,750	Valeant Pharmaceuticals International, 144A	8.500%	1/31/27	B–	1,837,500
6,375	Total Pharmaceuticals				6,311,750

	Professional Services – 0.7%

4,975	Nielsen Finance LLC Co, 144A	5.000%	4/15/22	BB	4,855,550

	Real Estate Management & Development – 0.4%

2,700	Howard Hughes Corporation, 144A	5.375%	3/15/25	BB–	2,666,358

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments    September 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Semiconductors & Semiconductor Equipment – 1.9%

$2,756	Advanced Micro Devices, Inc.	7.500%	8/15/22	B+	$3,100,610

6,575	Advanced Micro Devices, Inc.	7.000%	7/01/24	B+	6,936,625

1,820	Entegris Inc., 144A	4.625%	2/10/26	BB–	1,731,093

900	Qorvo Inc., 144A	5.500%	7/15/26	BB+	913,617

825	Versum Materials, Inc., 144A	5.500%	9/30/24	BB+	843,563
12,876	Total Semiconductors & Semiconductor Equipment				13,525,508

	Software – 1.6%

3,435	Avaya Inc., 144A, (4), (5)	7.000%	4/01/19	N/R	—

11,050	Avaya Inc., 144A, (4), (5)	10.500%	3/01/21	N/R	—

2,000	Blackboard Inc., 144A	9.750%	10/15/21	CCC–	1,575,000

1,000	Fair Isaac Corp, 144A	5.250%	5/15/26	BB+	1,008,750

6,550	Infor Software Parent LLC and Infor Software Parent Inc., 144A	7.125%	5/01/21	CCC	6,620,413

900	Nuance Communications Inc.	5.625%	12/15/26	BB–	904,446

1,600	Symantec Corporation, 144A	5.000%	4/15/25	Baa3	1,585,593
26,535	Total Software				11,694,202

	Specialty Retail – 0.1%

1,360	Neiman Marcus Group Ltd LLC, 144A	8.000%	10/15/21	Caa3	893,350

	Technology Hardware, Storage & Peripherals – 0.5%

3,200	Dell International LLC / EMC Corp, 144A	5.450%	6/15/23	BBB–	3,361,202

	Textiles, Apparel & Luxury Goods – 0.2%

1,750	Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 144A	7.500%	5/01/25	B1	1,715,000

	Trading Companies & Distributors – 0.4%

1,700	Ashtead Capital Inc., 144A	4.125%	8/15/25	BBB–	1,615,000

1,425	BMC East LLC, 144A	5.500%	10/01/24	BB–	1,376,906
3,125	Total Trading Companies & Distributors				2,991,906

	Wireless Telecommunication Services – 1.9%

2,000	Altice Financing SA, 144A	6.625%	2/15/23	B+	2,015,000

2,750	Intelsat Connect Finance SA, 144A	9.500%	2/15/23	CCC–	2,743,125

5,550	Sprint Corporation	7.875%	9/15/23	B+	5,979,348

200	Syniverse Holdings Inc.	9.125%	1/15/19	CCC+	197,750

2,200	UPCB Finance Limited, 144A	5.375%	1/15/25	BB+	2,197,272
12,700	Total Wireless Telecommunication Services				13,132,495
$489,027	Total Corporate Bonds (cost $462,739,383)				438,515,405

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 27.6% (6)

	Aerospace & Defense – 0.9%

$5,487	Sequa Corporation, Term Loan B	7.186%	2-Month LIBOR	5.000%	11/28/21	B	$5,406,948

1,225	Sequa Corporation, Term Loan, Second Lien	11.200%	2-Month LIBOR	9.000%	4/28/22	Caa2	1,207,686
6,712	Total Aerospace & Defense						6,614,634

	Air Freight & Logistics – 0.1%

1,000	Ceva Group PLC, Term Loan, First Lien	6.136%	3-Month LIBOR	3.750%	8/04/25	BB–	1,006,460

	Airlines – 0.7%

4,975	United Air Lines, Inc., Term Loan B	3.992%	1-Month LIBOR	1.750%	4/01/24	BBB–	4,977,857

	Commercial Services & Supplies – 1.6%

2,961	ADS Waste Holdings, Inc., Term Loan B	4.413%	1-Week LIBOR	2.250%	11/10/23	BB+	2,974,550

3,552	iQor US, Inc., Term Loan, First Lien	7.337%	3-Month LIBOR	5.000%	4/01/21	Caa1	3,339,149

5,190	Skillsoft Corporation, Initial Term Loan, First Lien	6.992%	1-Month LIBOR	4.750%	4/28/21	B3	4,950,091
11,703	Total Commercial Services & Supplies						11,263,790

	Diversified Consumer Services – 0.8%

2,758	Cengage Learning Acquisitions, Inc., Term Loan B	6.415%	1-Month LIBOR	4.250%	6/07/23	B	2,584,681

1,595	Education Management LLC, Tranche B, Term Loan, (4)	0.000%	N/A	N/A	7/02/20	N/R	65,781

708	Education Management LLC, Tranche A, Term Loan, (4)	0.000%	N/A	N/A	7/02/20	N/R	49,579

3,095	Laureate Education, Inc., Term Loan B	5.742%	1-Month LIBOR	3.500%	4/26/24	B+	3,113,245
8,156	Total Diversified Consumer Services						5,813,286

	Diversified Financial Services – 0.8%

4,200	Freedom Mortgage Corporation, Term Loan B	7.000%	1-Month LIBOR	4.750%	2/23/22	BB–	4,241,731

1,515	Veritas US, Inc., Term Loan B1	6.778%	1-Month LIBOR	4.500%	1/27/23	B	1,479,845
5,715	Total Diversified Financial Services						5,721,576

	Electric Utilities – 1.1%

4,987	Vistra Operations Co., Term Loan B1	4.242%	1-Month LIBOR	2.000%	8/01/23	BBB–	4,999,778

2,993	Vistra Operations Co., Term Loan B3	4.181%	1-Month LIBOR	2.000%	12/31/25	BBB–	2,999,428
7,980	Total Electric Utilities						7,999,206

	Energy Equipment & Services – 0.4%

11	Ocean Rig UDW, Inc., Term Loan	0.000%	N/A	N/A	9/20/24	B	11,353

2,750	Verscend Technologies, Tern Loan B	6.742%	1-Month LIBOR	4.500%	8/27/25	B+	2,778,078
2,761	Total Energy Equipment & Services						2,789,431

	Food & Staples Retailing – 0.4%

3,184	Albertson’s LLC, Term Loan B4	4.992%	1-Month LIBOR	2.750%	8/25/21	Ba2	3,190,836

	Health Care Equipment & Supplies – 0.5%

2,148	Onex Carestream Finance LP, Term Loan, First Lien	6.242%	1-Month LIBOR	4.000%	6/07/19	B1	2,149,755

1,506	Onex Carestream Finance LP, Term Loan, Second Lien	10.742%	1-Month LIBOR	8.500%	12/07/19	B–	1,503,405
3,654	Total Health Care Equipment & Supplies						3,653,160

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments    September 30, 2018

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (2)	Value

	Health Care Providers & Services – 2.0%

$4,975	HCA, Inc., Term Loan B11	3.992%	1-Month LIBOR	1.750%	3/17/23	BBB–	$5,018,730

4,000	Kindred at Home Hospice, Term Loan B	6.000%	1-Month LIBOR	3.750%	7/02/25	B1	4,052,500

4,987	Pharmaceutical Product Development, Inc., Term Loan B	4.742%	1-Month LIBOR	2.500%	8/18/22	Ba3	4,997,038
13,962	Total Health Care Providers & Services						14,068,268

	Hotels, Restaurants & Leisure – 3.0%

9,949	Burger King Corporation, Term Loan B3	4.492%	1-Month LIBOR	2.250%	2/16/24	Ba3	9,966,800

4,975	Caesars Entertainment Operating Company, Inc., Term Loan B	4.242%	1-Month LIBOR	2.000%	10/06/24	BB	4,978,843

2,985	MGM Growth Properties, Term Loan B	4.242%	1-Month LIBOR	2.000%	4/25/25	BB+	2,991,917

2,985	Station Casino LLC, Term Loan B	4.750%	1-Month LIBOR	2.500%	6/08/23	BB–	3,000,373
20,894	Total Hotels, Restaurants & Leisure						20,937,933

	Household Products – 0.6%

4,828	Revlon Consumer Products Corporation, Term Loan B, First Lien	5.813%	3-Month LIBOR	3.500%	11/16/20	B3	3,697,306

677	Serta Simmons Holdings LLC, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B–	614,750
5,505	Total Household Products						4,312,056

	Independent Power & Renewable Electricity Producers – 0.3%

1,990	NRG Energy, Inc., Term Loan B	4.136%	3-Month LIBOR	1.750%	6/30/23	BBB–	1,994,174

	Insurance – 0.3%

1,970	Acrisure LLC, Term Loan B	6.592%	3-Month LIBOR	4.250%	11/22/23	B	1,980,778

	Internet Software & Services – 0.9%

3,949	Ancestry.com, Inc., Term Loan, First Lien	5.500%	1-Month LIBOR	3.250%	10/19/23	B	3,971,731

2,825	SkillSoft Corporation, Term Loan, Second Lien	10.492%	1-Month LIBOR	8.250%	4/28/22	CCC–	2,410,078
6,774	Total Internet Software & Services						6,381,809

	Marine – 0.1%

992	Harvey Gulf International Marine, Inc., Exit Term Loan	8.508%	6-Month LIBOR	6.000%	7/02/23	B	999,521

	Media – 2.1%

1,910	Affinion Group Holdings, Inc., Term Loan, First Lien	9.908%	1-Month LIBOR	7.750%	5/10/22	B2	1,966,873

1,000	Catalina Marketing Corporation, Term Loan, Second Lien	9.063%	3-Month LIBOR	6.750%	4/11/22	Caa2	104,375

1,871	Cumulus Media, Inc., Exit Term Loan	6.750%	1-Month LIBOR	4.500%	5/13/22	B	1,853,737

1,969	Getty Images, Inc., Term Loan B, First Lien	5.742%	1-Month LIBOR	3.500%	10/18/19	B3	1,957,713

6,205	Meredith, Term Loan B	5.242%	1-Month LIBOR	3.000%	1/31/25	BB	6,249,551

2,850	Numericable Group S.A., Term Loan B13	6.158%	1-Month LIBOR	4.000%	8/14/26	B1	2,833,712
15,805	Total Media						14,965,961

	Oil, Gas & Consumable Fuels – 2.1%

3,913	Fieldwood Energy LLC, Exit Term Loan	7.492%	1-Month LIBOR	5.250%	4/11/22	BB–	3,944,841

3,707	Fieldwood Energy LLC, Exit Term Loan, second Lien	9.492%	1-Month LIBOR	7.250%	4/11/23	B+	3,609,383

3,483	McDermott International, Term Loan	7.242%	1-Month LIBOR	5.000%	5/12/25	Ba2	3,534,006

3,705	Seadrill Partners LLC, Initial Term Loan	8.386%	3-Month LIBOR	6.000%	2/21/21	CCC+	3,523,321
14,808	Total Oil, Gas & Consumable Fuels						14,611,551

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (2)	Value

	Pharmaceuticals – 0.7%

$4,875	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	5.104%	1-Month LIBOR	3.000%	6/02/25	BB–	$4,905,249

	Real Estate Management & Development – 0.4%

2,850	GGP, Term Loan B	4.742%	1-Month LIBOR	2.500%	8/27/25	BB+	2,840,795

	Software – 4.5%

1,990	Avaya, Inc., Tranche B Term Loan	6.408%	1-Month LIBOR	4.250%	12/15/24	BB–	2,010,034

3,071	Blackboard, Inc., Term Loan B4, (DD1)	7.533%	3-Month LIBOR	5.000%	6/30/21	B–	2,967,036

4,566	BMC Software, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	4,615,443

3,000	Ceridian HCM Holding, Inc., Term Loan B	5.492%	1-Month LIBOR	3.250%	4/30/25	B	3,010,320

865	Dynatrace, Term Loan, First Lien	5.474%	1-Month LIBOR	3.250%	8/22/25	B1	871,691

96	Dynatrace, Term Loan, Second Lien	9.224%	1-Month LIBOR	7.000%	8/21/26	CCC+	97,555

3,736	Ellucian, Term Loan B, First Lien	5.636%	3-Month LIBOR	3.250%	9/30/22	B	3,756,744

6,427	Greeneden U.S. Holdings II LLC, Term Loan B	5.742%	1-Month LIBOR	3.500%	12/01/23	B	6,469,234

2,963	Kronos Incorporated, Term Loan B	5.343%	3-Month LIBOR	3.000%	11/20/23	B	2,980,951

5,054	Tibco Software, Inc., Term Loan, First Lien	5.750%	1-Month LIBOR	3.500%	12/04/20	B1	5,082,779
31,768	Total Software						31,861,787

	Technology Hardware, Storage & Peripherals – 1.4%

4,975	Dell International LLC, Refinancing Term Loan B	4.250%	1-Month LIBOR	2.000%	9/07/23	BBB–	4,990,907

4,873	Dell International LLC, Replacement Term Loan A2	4.000%	1-Month LIBOR	1.750%	9/07/21	BBB–	4,880,825
9,848	Total Technology Hardware, Storage & Peripherals						9,871,732

	Transportation Infrastructure – 1.4%

9,975	Avolon LLC, Term Loan B	4.165%	1-Month LIBOR	2.000%	1/15/25	BBB–	10,017,693

	Wireless Telecommunication Services – 0.5%

3,182	Syniverse Holdings, Inc., Tranche Term Loan C	7.148%	1-Month LIBOR	5.000%	3/09/23	B	3,197,065
$201,038	Total Variable Rate Senior Loan Interests (cost $199,911,239)						195,976,608

Shares	Description (1)						Value

	COMMON STOCKS – 1.5%

	Diversified Consumer Services – 0.2%

180,828	Cengage Learning Holdings II LP, (3), (10)						$1,672,659

	Industrials – 0.1%

10,423	HGIM Corp, (10)						562,842

	Media – 0.1%

23,872	Cumulus Media Inc., (3)						407,734

9,292	Tribune Media Company, (10)						4,646
	Total Media						412,380

	Oil, Gas & Consumable Fuels – 0.3%

2,332	HGIM Corp, (3), (10)						123,596

48,525	Riviera Resources Inc./Linn, (3)						1,040,861

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments    September 30, 2018

Shares	Description (1)		Value

	Oil, Gas & Consumable Fuels (continued)

48,525	Roan Resources Inc., (3)		$866,171
	Total Oil, Gas & Consumable Fuels		2,030,628

	Software – 0.7%

231,416	Avaya Holdings Corporation, (3)		5,123,550

	Specialty Retail – 0.1%

11,975	Gymboree Corporation, (3), (5)		136,876

32,604	Gymboree Corporation, (3), (10)		372,925
	Total Specialty Retail		509,801
	Total Common Stocks (cost $16,710,593)		10,311,860

Shares	Description (1)		Value

	COMMON STOCK RIGHTS – 0.1%

	Banks – 0.1%

2,935	Fieldwood Energy LLC, (3), (10)		$149,685

14,531	Fieldwood Energy LLC, (3), (5)		642,101
	Total Common Stock Rights (cost $414,740)		791,786

Shares	Description (1)		Value

	WARRANTS – 0.0%

45,063	Avaya Holdings Corp		$202,784
	Total Warrants (cost $4,643,893)		202,784
	Total Long-Term Investments (cost $684,419,848)		645,798,443

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 8.3%

	INVESTMENT COMPANIES – 8.3%

59,060,374	BlackRock Liquidity Funds T-Fund Portfolio, (8)	2.036% (9)	$59,060,374
	Total Short-Term Investments (cost $59,060,374)		59,060,374
	Total Investments (cost $743,480,222) – 99.3%		704,858,817
	Other Assets Less Liabilities – 0.7%		4,638,141
	Net Assets – 100%		$709,496,958

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)

As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(7)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(8)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(9)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(10)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Symphony Floating Rate Income Fund

Portfolio of Investments    September 30, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 89.7%

	VARIABLE RATE SENIOR LOAN INTERESTS – 75.8% (2)

	Aerospace & Defense – 1.2%

$3,822	MacDonald, Dettwiler and Associates, Ltd., Term Loan B	4.990%	1-Month LIBOR	2.750%	10/04/24	BB	$3,767,410

7,769	Sequa Corporation, Term Loan B	7.186%	2-Month LIBOR	5.000%	11/28/21	B	7,656,070

4,282	Sequa Corporation, Term Loan, Second Lien	11.200%	2-Month LIBOR	9.000%	4/28/22	Caa2	4,222,974

11,624	Transdigm, Inc., Term Loan F	4.742%	1-Month LIBOR	2.500%	6/09/23	Ba2	11,680,083

2,734	Transdigm, Inc., Term Loan E	4.742%	1-Month LIBOR	2.500%	5/30/25	Ba2	2,744,670
30,231	Total Aerospace & Defense						30,071,207

	Air Freight & Logistics – 0.3%

2,000	Ceva Group PLC, Term Loan, First Lien	6.136%	3-Month LIBOR	3.750%	8/04/25	BB–	2,012,920

1,658	PAE Holding Corporation, Term Loan B	7.886%	3-Month LIBOR	5.500%	10/20/22	B+	1,667,375

4,266	XPO Logistics, Inc., Term Loan B	4.230%	1-Month LIBOR	2.000%	2/24/25	BBB–	4,293,968
7,924	Total Air Freight & Logistics						7,974,263

	Airlines – 1.2%

2,474	American Airlines, Inc., Replacement Term Loan	4.133%	1-Month LIBOR	2.000%	10/10/21	BB+	2,477,966

7,177	American Airlines, Inc., Term Loan 2025	3.980%	1-Month LIBOR	1.750%	6/27/25	BB+	7,052,003

12,945	American Airlines, Inc., Term Loan B	4.158%	1-Month LIBOR	2.000%	12/14/23	BB+	12,894,162

4,915	American Airlines, Inc., Term Loan B	4.242%	1-Month LIBOR	2.000%	4/28/23	BB+	4,897,647

3,471	United Air Lines, Inc., Term Loan B	3.992%	1-Month LIBOR	1.750%	4/01/24	BBB–	3,473,372
30,982	Total Airlines						30,795,150

	Auto Components – 0.1%

2,000	Garrett Borrowing LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	Ba3	2,005,000

987	Horizon Global Corporation, Term Loan B	8.242%	1-Month LIBOR	6.000%	6/30/21	B2	962,033
2,987	Total Auto Components						2,967,033

	Automobiles – 0.1%

2,037	Chrysler Group LLC, Term Loan	4.250%	1-Month LIBOR	2.000%	12/31/18	Baa2	2,042,778

171	DexKo Global, Inc., Term Loan B	5.742%	1-Month LIBOR	3.500%	7/24/24	B1	172,676

1,241	DexKo Global, Inc., Term Loan B	5.742%	1-Month LIBOR	3.500%	7/24/24	B1	1,250,721
3,449	Total Automobiles						3,466,175

	Biotechnology – 0.4%

10,830	Grifols, Inc., Term Loan B	4.417%	1-Week LIBOR	2.250%	1/31/25	BB+	10,898,996

	Building Products – 0.7%

1,692	Fairmount, Initial Term Loan	6.136%	3-Month LIBOR	3.750%	6/01/25	BB	1,604,152

976	Ply Gem Industries, Inc., Term Loan B	6.087%	3-Month LIBOR	3.750%	4/12/25	B	985,573

15,434	Quikrete Holdings, Inc., Term Loan B	4.992%	1-Month LIBOR	2.750%	11/15/23	BB–	15,487,545
18,102	Total Building Products						18,077,270

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Capital Markets – 0.6%

$13,930	RPI Finance Trust, Term Loan B6, (DD1)	4.386%	3-Month LIBOR	2.000%	3/27/23	BBB–	$13,996,081

	Chemicals – 1.4%

3,000	Akzo Nobel Speciality, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	3,016,245

1,237	Ineos US Finance LLC, Term Loan	4.242%	1-Month LIBOR	2.000%	4/01/24	BBB–	1,241,643

5,339	Mineral Technologies, Inc., Term Loan B2	6.625%	N/A	N/A	5/07/21	BB+	5,372,045

639	Platform Specialty Products Corporation, Tranche B6, Term Loan	5.242%	1-Month LIBOR	3.000%	6/07/23	BB–	643,816

1,650	PQ Corporation, Term Loan B	4.742%	1-Month LIBOR	2.500%	2/08/25	BB–	1,654,103

2,000	SI Group, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	2,012,500

600	Tronox Finance LLC, Blocked Dollar Term Loan	5.242%	1-Month LIBOR	3.000%	9/23/24	BB–	603,054

1,385	Tronox Finance LLC, Term Loan B	5.242%	1-Month LIBOR	3.000%	9/23/24	BB–	1,391,663

13,265	Univar, Inc., Term Loan B	4.492%	1-Month LIBOR	2.250%	7/01/24	BB	13,312,841

1,474	W.R Grace & Co., Term Loan B1	4.136%	3-Month LIBOR	1.750%	4/03/25	BBB–	1,481,517

2,526	W.R Grace & Co., Term Loan B2	4.136%	3-Month LIBOR	1.750%	4/03/25	BBB–	2,539,743
33,115	Total Chemicals						33,269,170

	Commercial Services & Supplies – 2.4%

20,730	ADS Waste Holdings, Inc., Term Loan B	4.413%	1-Week LIBOR	2.250%	11/10/23	BB+	20,827,387

1,990	Filtration Group, Term Loan B	5.242%	1-Month LIBOR	3.000%	3/29/25	B	2,006,348

7,397	iQor US, Inc., Term Loan, First Lien	7.337%	3-Month LIBOR	5.000%	4/01/21	Caa1	6,952,931

417	iQor US, Inc., Term Loan, Second Lien	11.087%	3-Month LIBOR	8.750%	4/01/22	Caa3	333,750

1,734	KAR Auction Services, Inc., Term Loan B5	4.938%	3-Month LIBOR	2.500%	3/09/23	Ba2	1,744,781

4,022	Monitronics International, Inc., Term Loan B2, First Lien	7.886%	3-Month LIBOR	5.500%	9/30/22	Caa1	3,933,207

5,672	Protection One, Inc., Term Loan	4.992%	1-Month LIBOR	2.750%	5/02/22	BB–	5,704,541

10,896	Skillsoft Corporation, Initial Term Loan, First Lien	6.992%	1-Month LIBOR	4.750%	4/28/21	B3	10,392,237

2,993	Trans Union LLC, Term Loan B4	4.242%	1-Month LIBOR	2.000%	6/15/25	BB+	3,005,278

597	West Corporation, Incremental Term Loan B1	5.742%	1-Month LIBOR	3.500%	10/10/24	Ba3	592,977

2,236	West Corporation, Term Loan B	6.242%	1-Month LIBOR	4.000%	10/10/24	BB+	2,231,598
58,684	Total Commercial Services & Supplies						57,725,035

	Communications Equipment – 0.4%

2,000	Ciena Corporation, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	Ba1	2,011,250

927	CommScope, Inc., Term Loan B	4.242%	1-Month LIBOR	2.000%	12/29/22	Baa3	932,036

3,000	Lumentum Holdings, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	3,030,000

3,957	Plantronics, Term Loan B	4.742%	1-Month LIBOR	2.500%	7/02/25	Ba1	3,975,078
9,884	Total Communications Equipment						9,948,364

	Construction & Engineering – 0.5%

3,647	Aecom Technology Corporation, Term Loan B	3.992%	1-Month LIBOR	1.750%	3/13/25	BBB–	3,660,907

2,244	KBR, Inc, Term Loan B	5.992%	1-Month LIBOR	3.750%	4/25/25	B+	2,271,027

2,293	Pike Corp., Term Loan B	5.750%	1-Month LIBOR	3.500%	3/23/25	B	2,314,433

3,365	Traverse Midstream Partners, Term Loan B, (DD1)	6.600%	6-Month LIBOR	4.000%	9/27/24	B+	3,394,678
11,549	Total Construction & Engineering						11,641,045

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    September 30, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Containers & Packaging – 1.5%

$1,573	Berry Global, Inc., Term Loan Q	4.186%	2-Month LIBOR	2.000%	10/01/22	BBB–	$1,578,503

6,157	Berry Global, Inc., Term Loan R	4.186%	2-Month LIBOR	2.000%	1/19/24	BBB–	6,171,585

3,658	Crown Americas, Inc., Term Loan B	4.163%	1-Week LIBOR	2.000%	4/03/25	Baa2	3,680,365

25,982	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.992%	1-Month LIBOR	2.750%	2/05/23	B+	26,128,472
37,370	Total Containers & Packaging						37,558,925

	Distributors – 0.4%

1,335	American Seafoods Group LLC, Term Loan B	5.000%	1-Month LIBOR	2.750%	8/21/23	BB–	1,330,451

6,092	Atotech, Initial Term Loan B1	5.386%	3-Month LIBOR	3.000%	1/31/24	B1	6,136,609

3,000	SRS Distribution, Inc., Term Loan B	5.441%	3-Month LIBOR	3.250%	5/23/25	B	2,983,440
10,427	Total Distributors						10,450,500

	Diversified Consumer Services – 0.9%

15,384	Cengage Learning Acquisitions, Inc., Term Loan B	6.415%	1-Month LIBOR	4.250%	6/07/23	B	14,416,203

245	Education Management LLC, Tranche A, Term Loan, (5)	0.000%	N/A	N/A	7/02/20	N/R	17,130

551	Education Management LLC, Tranche B, Term Loan, (5)	0.000%	N/A	N/A	7/02/20	N/R	22,728

4,423	Houghton Mifflin, Term Loan B, First Lien	5.242%	1-Month LIBOR	3.000%	5/28/21	B	4,179,894

4,157	Laureate Education, Inc., Term Loan B	5.742%	1-Month LIBOR	3.500%	4/26/24	B+	4,181,838
24,760	Total Diversified Consumer Services						22,817,793

	Diversified Financial Services – 1.0%

8,067	Fly Funding II S.a r.l., Term Loan B	4.350%	3-Month LIBOR	2.000%	2/09/23	BB+	8,080,164

2,406	Freedom Mortgage Corporation, Term Loan B	7.000%	1-Month LIBOR	4.750%	2/23/22	BB–	2,430,158

1,575	Lions Gate Entertainment Corporation, Term Loan A	3.992%	1-Month LIBOR	1.750%	3/22/23	Ba2	1,575,000

2,139	Ocwen Financial Corporation, Term Loan B, First Lien	7.165%	1-Month LIBOR	5.000%	12/05/20	B+	2,152,323

500	Refinitiv, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB+	499,480

8,971	Veritas US, Inc., Term Loan B1	6.778%	1-Month LIBOR	4.500%	1/27/23	B	8,761,237
23,658	Total Diversified Financial Services						23,498,362

	Diversified Telecommunication Services – 3.8%

1,444	CenturyLink, Inc., Initial Term A Loan	4.992%	1-Month LIBOR	2.750%	11/01/22	BBB–	1,444,472

28,208	CenturyLink, Inc., Term Loan B	4.992%	1-Month LIBOR	2.750%	1/31/25	BBB–	28,045,371

6,509	Frontier Communications Corporation, Term Loan B	6.000%	1-Month LIBOR	3.750%	1/14/22	BB	6,399,592

21,607	Intelsat Jackson Holdings, S.A., Term Loan B	5.980%	1-Month LIBOR	3.750%	11/30/23	B1	21,717,715

3,312	Intelsat Jackson Holdings, S.A., Term Loan B4	6.730%	1-Month LIBOR	4.500%	1/02/24	B1	3,489,783

5,299	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B1	5,535,936

8,473	Level 3 Financing, Inc., Tranche B, Term Loan	4.432%	1-Month LIBOR	2.250%	2/22/24	BBB–	8,506,319

1,990	Lumos Networks, Term Loan B	5.242%	1-Month LIBOR	3.000%	11/17/24	B	1,997,781

2,791	Presidio, Inc., Term Loan B	5.084%	3-Month LIBOR	2.750%	2/02/24	B+	2,802,505

1,728	Windstream Corporation, Term Loan B6	6.160%	1-Month LIBOR	4.000%	3/29/21	BB	1,657,126

10,523	Ziggo B.V., Term Loan E	4.658%	1-Month LIBOR	2.500%	4/15/25	BB	10,345,042
91,884	Total Diversified Telecommunication Services						91,941,642

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Electric Utilities – 1.0%

$1,316	EFS Cogen Holdings LLC, Term Loan B	5.640%	3-Month LIBOR	3.250%	6/28/23	BB–	$1,312,818

9,540	Vistra Operations Co., Term Loan B1	4.242%	1-Month LIBOR	2.000%	8/01/23	BBB–	9,563,624

6,677	Vistra Operations Co., Term Loan B2	4.492%	1-Month LIBOR	2.250%	12/14/23	BBB–	6,701,275

5,918	Vistra Operations Co., Term Loan B3	4.181%	1-Month LIBOR	2.000%	12/31/25	BBB–	5,932,177
23,451	Total Electric Utilities						23,509,894

	Electrical Equipment – 0.1%

1,385	MTS Systems, Term Loan B	5.410%	1-Month LIBOR	3.250%	7/05/23	BB–	1,394,385

2,383	TTM Technologies, Inc., Term Loan B	4.604%	1-Month LIBOR	2.500%	9/28/24	BB+	2,395,395

1,093	Zebra Technologies Corporation, Term Loan B	4.063%	3-Month LIBOR	1.750%	10/27/21	BB+	1,101,060
4,861	Total Electrical Equipment						4,890,840

	Energy Equipment & Services – 0.3%

1,617	Cypress Semiconductor Corp, Term Loan B	4.250%	1-Month LIBOR	2.000%	7/10/21	BB+	1,624,029

771	Dynamic Energy Services International LLC, Term Loan, (cash 15.843%, PIK 13.500%)	15.843%	3-Month LIBOR	13.500%	5/06/19	N/R	161,959

2,000	Frontdoor, Inc., Initial Term Loan	4.750%	1-Month LIBOR	2.500%	8/16/25	Ba2	2,016,260

312	Ocean Rig UDW, Inc., Term Loan	8.000%	N/A	N/A	9/20/24	B	328,280

4,000	Verscend Technologies, Tern Loan B	6.742%	1-Month LIBOR	4.500%	8/27/25	B+	4,040,840
8,700	Total Energy Equipment & Services						8,171,368

	Entertainment – 0.1%

2,673	Lions Gate Entertainment Corp., Term Loan B	4.492%	1-Month LIBOR	2.250%	3/24/25	Ba2	2,680,745

	Equity Real Estate Investment Trusts – 1.2%

6,546	Communications Sales & Leasing, Inc., Shortfall Term Loan	5.242%	1-Month LIBOR	3.000%	10/24/22	BB+	6,273,667

7,900	Realogy Group LLC, Term Loan A	4.398%	1-Month LIBOR	2.250%	2/08/23	BB+	7,917,301

2,123	Realogy Group LLC, Term Loan B	4.398%	1-Month LIBOR	2.250%	2/08/25	BB+	2,132,145

12,796	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien, (5)	8.242%	1-Month LIBOR	6.000%	6/30/22	Caa2	12,121,138
29,365	Total Equity Real Estate Investment Trusts						28,444,251

	Food & Staples Retailing – 1.5%

30,434	Albertson’s LLC, Term Loan B4	4.992%	1-Month LIBOR	2.750%	8/25/21	Ba2	30,500,049

424	Albertson’s LLC, Term Loan B5	5.381%	3-Month LIBOR	3.000%	12/21/22	Ba2	425,195

3,166	Albertson’s LLC, Term Loan B6	5.311%	3-Month LIBOR	3.000%	6/22/23	Ba2	3,169,900

1,910	Del Monte Foods Company, Term Loan, First Lien	5.560%	3-Month LIBOR	3.250%	2/18/21	CCC+	1,764,964

2,056	Save-A-Lot, Term Loan B	8.242%	1-Month LIBOR	6.000%	12/05/23	B3	1,495,736
37,990	Total Food & Staples Retailing						37,355,844

	Food Products – 1.5%

1,332	Aramark Corporation, Term Loan B2	4.084%	3-Month LIBOR	1.750%	3/28/24	BBB–	1,336,455

2,941	Hearthside Group Holdings LLC, Term Loan B	5.242%	1-Month LIBOR	3.000%	5/23/25	B	2,935,206

4,225	Jacobs Douwe Egberts, Term Loan B	4.625%	3-Month LIBOR	2.250%	7/01/22	BB	4,263,362

1,600	Pinnacle Foods Finance LLC, Term Loan B	3.854%	1-Month LIBOR	1.750%	2/02/24	BB+	1,602,448

25,513	US Foods, Inc., Term Loan B	4.242%	1-Month LIBOR	2.000%	6/27/23	BBB–	25,637,484
35,611	Total Food Products						35,774,955

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    September 30, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Equipment & Supplies – 0.8%

$2,801	Acelity, Term Loan B	5.636%	3-Month LIBOR	3.250%	2/02/24	B1	$2,820,563

2,277	Carestream Dental Equipment, Inc., Initial Term Loan, First Lien	5.636%	3-Month LIBOR	3.250%	9/01/24	B	2,277,717

1,300	ConvaTec, Inc., Term Loan B	4.636%	3-Month LIBOR	2.250%	10/25/23	BB	1,309,692

1,067	Greatbatch, New Term Loan B	5.140%	1-Month LIBOR	3.000%	10/27/22	B+	1,075,797

1,000	LifeScan, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	991,565

2,600	MedPlast, Term Loan, First Lien	6.087%	3-Month LIBOR	3.750%	7/02/25	B1	2,634,138

4,550	Onex Carestream Finance LP, Term Loan, First Lien	6.242%	1-Month LIBOR	4.000%	6/07/19	B1	4,553,658

1,700	Onex Carestream Finance LP, Term Loan, Second Lien	10.742%	1-Month LIBOR	8.500%	12/07/19	B–	1,696,616

1,995	Vyaire Medical, Inc., Term Loan B	7.136%	3-Month LIBOR	4.750%	4/16/25	B2	1,965,075
19,290	Total Health Care Equipment & Supplies						19,324,821

	Health Care Providers & Services – 3.9%

2,340	Acadia Healthcare, Inc., Term Loan B3	4.742%	1-Month LIBOR	2.500%	2/11/22	Ba2	2,359,000

1,088	Air Medical Group Holdings, Inc., Term Loan B	5.383%	1-Month LIBOR	3.250%	4/28/22	B1	1,073,135

1,381	Air Medical Group Holdings, Inc., Term Loan B	6.415%	1-Month LIBOR	4.250%	3/14/25	B1	1,377,788

1,485	Albany Molecular Research, Inc., Initial Term Loan, First Lien	5.492%	1-Month LIBOR	3.250%	8/30/24	B	1,489,269

2,244	Ardent Health, Term Loan, First Lien	6.742%	1-Month LIBOR	4.500%	6/30/25	B1	2,270,556

918	Community Health Systems, Inc., Term Loan H	5.563%	3-Month LIBOR	3.250%	1/27/21	B	908,034

2,000	Concentra, Inc., Term Loan B	4.860%	1-Month LIBOR	2.750%	6/01/22	B+	2,016,250

2,490	DJO Finance LLC, Term Loan B, First Lien	5.540%	3-Month LIBOR	3.250%	6/08/20	B+	2,493,384

7,121	HCA, Inc., Term Loan A5	3.742%	1-Month LIBOR	1.500%	6/10/20	BBB–	7,148,450

16,967	HCA, Inc., Term Loan B10	4.242%	1-Month LIBOR	2.000%	3/13/25	BBB–	17,112,606

3,915	HCA, Inc., Term Loan B11	3.992%	1-Month LIBOR	1.750%	3/17/23	BBB–	3,949,131

1,556	Healogics, Inc., Term Loan, First Lien	6.580%	3-Month LIBOR	4.250%	7/01/21	B–	1,469,889

7,842	Kindred at Home Hospice, Term Loan B	6.000%	1-Month LIBOR	3.750%	7/02/25	B1	7,944,550

1,600	Kindred at Home Hospice, Term Loan, Second Lien	9.375%	3-Month LIBOR	7.000%	6/21/26	CCC+	1,648,000

4,003	Millennium Laboratories, Inc., Term Loan B, First Lien, (DD1)	8.742%	1-Month LIBOR	6.500%	12/21/20	CCC+	2,245,829

1,520	MultiPlan, Inc., Term Loan B	5.136%	3-Month LIBOR	2.750%	6/07/23	B+	1,524,812

23,957	Pharmaceutical Product Development, Inc., Term Loan B	4.742%	1-Month LIBOR	2.500%	8/18/22	Ba3	24,004,513

4,975	PharMerica, Term Loan, First Lien	5.648%	1-Month LIBOR	3.500%	12/06/24	B1	5,014,651

2,985	Prospect Medical Holdings, Term Loan B1	7.625%	1-Month LIBOR	5.500%	2/22/24	B1	3,033,506

270	Quorum Health Corp., Term Loan B	8.992%	1-Month LIBOR	6.750%	4/29/22	B1	274,655

4,055	Select Medical Corporation, Term Loan B	4.900%	N/A	N/A	3/01/21	Ba2	4,088,142

465	Vizient, Inc., Term Loan B	4.992%	1-Month LIBOR	2.750%	2/13/23	Ba3	467,814
95,177	Total Health Care Providers & Services						93,913,964

	Health Care Technology – 0.5%

1,701	Catalent Pharma Solutions, Inc., Term Loan B	4.492%	1-Month LIBOR	2.250%	5/20/24	BB	1,714,256

6,801	Emdeon, Inc., Term Loan	4.992%	1-Month LIBOR	2.750%	3/01/24	Ba3	6,830,811

2,713	Press Ganey Holdings, Inc., Term Loan B	4.992%	1-Month LIBOR	2.750%	10/23/23	B	2,727,421
11,215	Total Health Care Technology						11,272,488

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Hotels, Restaurants & Leisure – 6.9%

$116	Alterra Mountain Company, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	N/R	$116,828

1,990	Arby’s Restaurant Group, Inc., Term Loan B	5.460%	2-Month LIBOR	3.250%	2/05/25	B1	1,994,985

4,132	Boyd Gaming Corporation, Refinancing Term Loan B	4.417%	1-Week LIBOR	2.250%	9/15/23	BB	4,158,072

50,601	Burger King Corporation, Term Loan B3	4.492%	1-Month LIBOR	2.250%	2/16/24	Ba3	50,689,709

19,854	Caesars Entertainment Operating Company, Inc., Term Loan B	4.242%	1-Month LIBOR	2.000%	10/06/24	BB	19,869,517

9,429	Caesars Resort Collection, Term Loan, First Lien	4.992%	1-Month LIBOR	2.750%	12/23/24	BB	9,490,980

6,455	CityCenter Holdings LLC, Term Loan B	4.492%	1-Month LIBOR	2.250%	4/18/24	BB–	6,470,902

5,636	Hilton Hotels, Term Loan B	3.966%	1-Month LIBOR	1.750%	10/25/23	BBB–	5,668,031

2,512	Intrawest Resorts Holdings, Inc., Term Loan B	5.242%	1-Month LIBOR	3.000%	7/31/24	B	2,519,932

4,478	Las Vegas Sands Corporation, Term Loan B	3.992%	1-Month LIBOR	1.750%	3/27/25	BBB	4,478,664

13,212	Life Time Fitness, Inc., Term Loan B	5.063%	3-Month LIBOR	2.750%	6/10/22	BB–	13,287,082

8,311	MGM Growth Properties, Term Loan B	4.242%	1-Month LIBOR	2.000%	4/25/25	BB+	8,331,587

1,000	Penn National Gaming, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	1,006,625

21,456	Scientific Games Corp., Initial Term Loan B5	5.034%	2-Month LIBOR	2.750%	8/14/24	Ba3	21,447,575

8,479	Stars Group Holdings, Term Loan B	5.886%	3-Month LIBOR	3.500%	7/10/25	B+	8,568,328

3,848	Station Casino LLC, Term Loan A	4.220%	1-Month LIBOR	2.000%	6/08/22	BB–	3,853,392

1,490	Station Casino LLC, Term Loan B	4.750%	1-Month LIBOR	2.500%	6/08/23	BB–	1,497,674

3,500	Wyndham International, Inc., Term Loan B	3.992%	1-Month LIBOR	1.750%	5/30/25	BBB–	3,513,860
166,499	Total Hotels, Restaurants & Leisure						166,963,743

	Household Products – 0.6%

2,250	Energizer Holdings, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB+	2,262,668

9,976	Revlon Consumer Products Corporation, Term Loan B, First Lien	5.813%	3-Month LIBOR	3.500%	11/16/20	B3	7,640,698

2,000	Serta Simmons Holdings LLC, Term Loan, First Lien	5.610%	1-Month LIBOR	3.500%	11/08/23	B–	1,816,260

1,256	Serta Simmons Holdings LLC, Term Loan, Second Lien, (DD1)	0.000%	N/A	N/A	11/08/24	CCC	984,550

1,476	Spectrum Brands, Inc, Refinanced Term Loan	4.349%	3-Month LIBOR	2.000%	6/23/22	BBB–	1,486,017
16,958	Total Household Products						14,190,193

	Independent Power & Renewable Electricity Producers – 1.0%

2,977	Calpine Corporation, Term Loan B5	4.890%	3-Month LIBOR	2.500%	1/29/24	BB+	2,980,957

6,698	Calpine Corporation, Term Loan B6	4.890%	3-Month LIBOR	2.500%	1/15/23	BB	6,707,653

638	Calpine Corporation, Term Loan B7	4.890%	3-Month LIBOR	2.500%	5/31/23	BB+	639,108

2,943	Calpine Corporation Term Loan B8	4.000%	1-Month LIBOR	1.750%	12/27/19	BB	2,947,262

10,452	NRG Energy, Inc., Term Loan B	4.136%	3-Month LIBOR	1.750%	6/30/23	BBB–	10,474,525
23,708	Total Independent Power & Renewable Electricity Producers						23,749,505

	Industrial Conglomerates – 0.3%

4,396	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	6.596%	3-Month LIBOR	4.250%	6/16/24	B	4,429,859

1,995	C.H. Guenther, Term Loan, First Lien	4.992%	1-Month LIBOR	2.750%	3/31/25	B	1,999,988
6,391	Total Industrial Conglomerates						6,429,847

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    September 30, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Insurance – 0.8%

$3,773	Acrisure LLC, Term Loan B	6.592%	3-Month LIBOR	4.250%	11/22/23	B	$3,793,241

3,183	Alliant Holdings I LLC, Term Loan B	5.148%	1-Month LIBOR	3.000%	5/09/25	B	3,196,276

6,966	Hub International Holdings, Inc., Term Loan B	5.335%	3-Month LIBOR	3.000%	4/25/25	B	6,988,619

4,693	USI Holdings Corporation, Initial Term Loan	5.386%	3-Month LIBOR	3.000%	5/16/24	B	4,700,766
18,615	Total Insurance						18,678,902

	Interactive Media & Services – 0.1%

2,230	Rackspace Hosting, Inc., Refinancing Term B Loan, First Lien	5.348%	3-Month LIBOR	3.000%	11/03/23	BB+	2,204,645

	Internet and Direct Marketing Retail – 0.1%

1,995	Shutterfly, Inc., Term Loan B2	5.000%	1-Month LIBOR	2.750%	8/17/24	BB–	2,006,222

2,494	Uber Technologies, Inc., Term Loan	6.120%	1-Month LIBOR	4.000%	4/04/25	N/R	2,513,625
4,489	Total Internet and Direct Marketing Retail						4,519,847

	Internet Software & Services – 0.8%

5,068	Ancestry.com, Inc., Term Loan, First Lien	5.500%	1-Month LIBOR	3.250%	10/19/23	B	5,096,723

5,486	GTT Communications, Inc., Term Loan, First Lien	4.990%	1-Month LIBOR	2.750%	6/02/25	BB–	5,449,300

2,636	Sabre, Inc., Term Loan B	4.242%	1-Month LIBOR	2.000%	2/22/24	BB	2,647,257

3,497	SkillSoft Corporation, Term Loan, Second Lien	10.492%	1-Month LIBOR	8.250%	4/28/22	CCC–	2,983,714

3,433	Thomson Reuters IP & S, Term Loan B	5.492%	1-Month LIBOR	3.250%	10/03/23	B+	3,440,053
20,120	Total Internet Software & Services						19,617,047

	IT Services – 3.1%

1,500	Engility Corporation, Term Loan B2	5.140%	1-Month LIBOR	2.750%	8/11/23	BB–	1,507,142

2,264	First Data Corporation, Term Loan A	3.962%	1-Month LIBOR	1.750%	6/02/20	BB+	2,267,545

17,607	First Data Corporation, Term Loan, First Lien	4.212%	1-Month LIBOR	2.000%	7/10/22	BB+	17,653,579

28,002	First Data Corporation, Term Loan, First Lien	4.212%	1-Month LIBOR	2.000%	4/26/24	BB+	28,056,615

4,756	Gartner, Inc., Term Loan A	3.992%	1-Month LIBOR	1.750%	3/21/22	Ba1	4,785,321

3,178	Leidos Holdings, Inc., Term Loan B	4.000%	1-Month LIBOR	1.750%	8/22/25	BBB–	3,194,666

882	Neustar, Inc., Term Loan B3	4.742%	1-Month LIBOR	2.500%	1/08/20	BB–	884,331

2,747	Neustar, Inc., Term Loan B4, First Lien	5.742%	1-Month LIBOR	3.500%	8/08/24	BB–	2,756,082

2,021	Neustar, Inc., Term Loan, Second Lien	10.242%	1-Month LIBOR	8.000%	8/08/25	B3	2,010,962

2,369	Optiv Security, Inc., Term Loan, First Lien	5.500%	1-Month LIBOR	3.250%	2/01/24	B2	2,310,166

825	PEAK 10, Inc., Term Loan B	5.886%	3-Month LIBOR	3.500%	8/01/24	B	818,901

4,913	Tempo Acquisition LLC, Term Loan B	5.242%	1-Month LIBOR	3.000%	5/01/24	B1	4,937,568

2,985	Vantiv LLC, Repriced Term Loan B4	3.884%	1-Month LIBOR	1.750%	8/09/24	BBB–	2,993,627

1,809	WEX, Inc., Term Loan B	4.492%	1-Month LIBOR	2.250%	7/01/23	BB–	1,818,523
75,858	Total IT Services						75,995,028

	Leisure Products – 0.7%

2,916	24 Hour Fitness Worldwide, Inc., Term Loan B	5.742%	1-Month LIBOR	3.500%	5/30/25	Ba3	2,939,288

5,558	Academy, Ltd., Term Loan B	6.104%	1-Month LIBOR	4.000%	7/01/22	CCC+	4,337,502

2,250	Equinox Holdings, Inc., Initial Term Loan, Second Lien	9.242%	1-Month LIBOR	7.000%	9/06/24	CCC+	2,309,771

3,333	Equinox Holdings, Inc., Term Loan B1	5.242%	1-Month LIBOR	3.000%	3/08/24	B+	3,352,667

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Leisure Products (continued)

$3,397	Four Seasons Holdings, Inc., Term Loan B	4.242%	1-Month LIBOR	2.000%	11/30/23	BB	$3,404,025
17,454	Total Leisure Products						16,343,253

	Life Sciences Tools & Services – 0.6%

6,866	Inventiv Health, Inc, Term Loan B	4.242%	1-Month LIBOR	2.000%	8/01/24	BB	6,884,349

2,178	Parexel International Corp., Term Loan B	4.992%	1-Month LIBOR	2.750%	9/27/24	B1	2,167,110

4,988	Quintiles Transnational, Dollar Term Loan B3	4.136%	3-Month LIBOR	1.750%	6/11/25	BBB–	4,991,665
14,032	Total Life Sciences Tools & Services						14,043,124

	Machinery – 2.3%

754	BJ’s Wholesale Club, Inc., Term Loan B	5.148%	1-Month LIBOR	3.000%	2/01/24	B+	759,652

4,091	Columbus McKinnon Corporation, Term Loan B	4.886%	3-Month LIBOR	2.500%	1/31/24	BB–	4,104,611

19,104	Gardner Denver, Inc., Term Loan B	4.992%	1-Month LIBOR	2.750%	7/30/24	BB	19,229,124

12,321	Gates Global LLC, Term Loan B	4.992%	1-Month LIBOR	2.750%	4/01/24	B+	12,411,349

2,985	Navistar, Inc., Tranche B, Term Loan	5.640%	1-Month LIBOR	3.500%	11/06/24	Ba3	3,006,761

2,462	NN, Inc., Term Loan	5.992%	1-Month LIBOR	3.750%	10/19/22	B	2,474,686

4,411	Rexnord LLC/ RBS Global, Inc., Term Loan, First Lien	4.242%	1-Month LIBOR	2.000%	8/21/24	BB+	4,438,425

4,266	SIG Combibloc Holdings S.C.A., Term Loan B	7.000%	N/A	N/A	3/11/22	B+	4,278,276

3,569	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	6.886%	3-Month LIBOR	4.500%	11/27/20	B3	3,484,613

1,325	TNT Crane and Rigging, Inc., Term Loan, Second Lien	11.386%	3-Month LIBOR	9.000%	11/26/21	CCC–	1,170,419
55,288	Total Machinery						55,357,916

	Marine – 0.2%

1,554	American Commercial Lines LLC, Term Loan B, First Lien	10.992%	1-Month LIBOR	8.750%	11/12/20	CCC+	1,207,968

4,207	Harvey Gulf International Marine, Inc., Exit Term Loan	8.508%	6-Month LIBOR	6.000%	7/02/23	B	4,240,439
5,761	Total Marine						5,448,407

	Media – 7.3%

967	Advantage Sales & Marketing, Inc., Term Loan, First Lien	5.492%	1-Month LIBOR	3.250%	7/23/21	B1	898,096

3,545	Affinion Group Holdings, Inc., Term Loan, First Lien	9.908%	1-Month LIBOR	7.750%	5/10/22	B2	3,649,700

3,456	Cable One, Inc., Term Loan B	4.140%	3-Month LIBOR	1.750%	5/01/24	Ba2	3,472,788

3,497	Catalina Marketing Corporation, Term Loan, First Lien	5.813%	3-Month LIBOR	3.500%	4/09/21	B2	1,472,993

1,000	Catalina Marketing Corporation, Term Loan, Second Lien	9.063%	3-Month LIBOR	6.750%	4/11/22	Caa2	104,375

5,101	CBS Radio, Inc., Term Loan B	4.962%	1-Month LIBOR	2.750%	11/18/24	BB–	5,067,748

11,211	Cequel Communications LLC, Term Loan B	4.492%	1-Month LIBOR	2.250%	7/28/25	BB	11,223,708

27,610	Charter Communications Operating Holdings LLC, Term Loan B	4.250%	1-Month LIBOR	2.000%	4/30/25	BBB–	27,682,224

3,980	Cineworld Group PLC, Term Loan B	4.742%	1-Month LIBOR	2.500%	2/28/25	BB–	3,980,000

4,950	Clear Channel Communications, Inc.,Term Loan E, (5)	9.797%	N/A	N/A	7/30/19	CC	3,721,781

29,499	Clear Channel Communications, Inc., Tranche D, Term Loan, (5)	8.992%	1-Month LIBOR	6.750%	1/30/19	CC	22,237,358

1,974	CSC Holdings LLC, Refinancing Term Loan	4.408%	1-Month LIBOR	2.250%	7/17/25	BB+	1,977,049

2,993	CSC Holdings LLC, Term Loan B	4.658%	1-Month LIBOR	2.500%	1/25/26	BB+	3,008,091

7,762	Cumulus Media, Inc., Exit Term Loan, (DD1)	6.750%	1-Month LIBOR	4.500%	5/13/22	B	7,690,521

2,897	Emerald Expositions Holding, Inc, Term Loan B	4.992%	1-Month LIBOR	2.750%	5/22/24	BB	2,915,623

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    September 30, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Media (continued)

$6,251	Getty Images, Inc., Term Loan B, First Lien	5.742%	1-Month LIBOR	3.500%	10/18/19	B3	$6,216,474

1,294	Gray Television, Inc., Term Loan B2	4.354%	1-Month LIBOR	2.250%	2/07/24	BB	1,299,180

4,462	IMG Worldwide, Inc., Term Loan B	5.000%	1-Month LIBOR	2.750%	5/18/25	B	4,460,874

3,483	Lamar Media Corp., Term Loan B	3.938%	1-Month LIBOR	1.750%	3/14/25	BBB–	3,502,820

12,118	McGraw-Hill Education Holdings LLC, Term Loan B	6.242%	1-Month LIBOR	4.000%	5/02/22	BB+	11,797,368

1,727	Mediacom Broadband LLC, Term Loan N	3.920%	1-Week LIBOR	1.750%	2/15/24	BB+	1,726,953

5,909	Meredith, Term Loan B	5.242%	1-Month LIBOR	3.000%	1/31/25	BB	5,951,954

3,000	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	4.750%	1-Month LIBOR	2.500%	7/03/25	BB	3,016,875

3,950	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	6.750%	1-Month LIBOR	4.500%	7/03/26	B2	3,964,832

3,250	NAI Entertainment Holdings, Term Loan B	4.750%	1-Month LIBOR	2.500%	5/08/25	BB	3,259,490

1,839	Nexstar Broadcasting Group, Term Loan, (DD1)	4.604%	1-Month LIBOR	2.500%	1/17/24	BB+	1,848,956

13,054	Nexstar Broadcasting Group, Term Loan B, (DD1)	4.604%	1-Month LIBOR	2.500%	1/17/24	BB+	13,127,638

12,100	Numericable Group S.A., Term Loan B13	6.158%	1-Month LIBOR	4.000%	8/14/26	B1	12,030,849

1,066	Red Ventures, Term Loan B	6.242%	1-Month LIBOR	4.000%	11/08/24	B+	1,080,130

1,990	Sinclair Television Group, Term Loan B2	4.500%	1-Month LIBOR	2.250%	1/31/24	BB+	1,998,996

4,662	Springer Science & Business Media, Inc., Term Loan B13, First Lien	5.886%	3-Month LIBOR	3.500%	8/15/22	B	4,687,723
190,597	Total Media						179,073,167

	Multiline Retail – 0.4%

1,374	Belk, Inc., Term Loan B, First Lien	6.883%	1-Month LIBOR	4.750%	12/12/22	B2	1,206,049

5,672	EG America LLC, Term Loan, First Lien	6.386%	3-Month LIBOR	4.000%	2/07/25	B	5,690,131

2,132	Hudson’s Bay Company, Term Loan B, First Lien	5.492%	1-Month LIBOR	3.250%	9/30/22	BB–	2,101,845
9,178	Total Multiline Retail						8,998,025

	Oil, Gas & Consumable Fuels – 2.8%

2,182	BCP Renaissance Parent, Term Loan B	5.842%	3-Month LIBOR	3.500%	10/31/24	BB–	2,198,334

7,000	California Resources Corporation, Term Loan	12.617%	1-Month LIBOR	10.375%	12/31/21	B	7,787,500

6,309	California Resources Corporation, Term Loan B	6.962%	1-Month LIBOR	4.750%	12/31/22	B	6,432,605

6,468	Delek US Holdings, Inc., Term Loan B	4.742%	1-Month LIBOR	2.500%	3/31/25	BBB–	6,495,795

10,996	Fieldwood Energy LLC, Exit Term Loan	7.492%	1-Month LIBOR	5.250%	4/11/22	BB–	11,086,347

6,294	Fieldwood Energy LLC, Exit Term Loan, Second Lien	9.492%	1-Month LIBOR	7.250%	4/11/23	B+	6,128,383

995	Lucid Energy Group LLC, Initial Term Loan	5.165%	1-Month LIBOR	3.000%	2/17/25	BB+	983,184

7,960	McDermott International, Term Loan	7.242%	1-Month LIBOR	5.000%	5/12/25	Ba2	8,077,728

8,033	Peabody Energy Corporation, Term Loan B	4.992%	1-Month LIBOR	2.750%	3/31/25	BB	8,061,785

11,021	Seadrill Partners LLC, Initial Term Loan	8.386%	3-Month LIBOR	6.000%	2/21/21	CCC+	10,481,320

65	Southcross Holdings Borrower L.P., Term Loan B, First Lien, (cash 3.500%, PIK 5.500%)	3.500%	N/A	N/A	4/13/23	CCC	61,244
67,323	Total Oil, Gas & Consumable Fuels						67,794,225

	Personal Products – 0.3%

4,938	Coty, Inc., Term Loan A	3.883%	1-Month LIBOR	1.750%	4/05/23	BB+	4,863,438

2,494	Coty, Inc., Term Loan B	4.383%	1-Month LIBOR	2.250%	4/07/25	BB+	2,473,501
7,432	Total Personal Products						7,336,939

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Pharmaceuticals – 1.7%

$4,747	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	5.742%	1-Month LIBOR	3.500%	9/26/24	B–	$4,589,436

1,000	Alphabet Holding Company, Inc., Initial Term Loan, Second Lien	9.992%	1-Month LIBOR	7.750%	9/26/25	CCC	899,250

7,685	Concordia Healthcare Corp, Exit Term Loan, (DD1)	7.820%	1-Month LIBOR	5.500%	9/06/24	B–	7,528,879

6,545	Prestige Brands, Inc., Term Loan B4	4.242%	1-Month LIBOR	2.000%	1/26/24	BB	6,554,581

20,872	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	5.104%	1-Month LIBOR	3.000%	6/02/25	BB–	21,002,001
40,849	Total Pharmaceuticals						40,574,147

	Professional Services – 1.1%

12,989	Formula One Group, Term Loan B	4.742%	1-Month LIBOR	2.500%	2/01/24	B+	12,903,844

9,626	Nielsen Finance LLC, Term Loan B4	4.133%	1-Month LIBOR	2.000%	10/04/23	BBB–	9,628,259

1,436	On Assignment, Inc., Term Loan B	4.242%	1-Month LIBOR	2.000%	4/02/25	BB	1,442,860

1,478	On Assignment, Inc., Tranche Term Loan B3	4.242%	1-Month LIBOR	2.000%	6/03/22	BB	1,485,246
25,529	Total Professional Services						25,460,209

	Real Estate Management & Development – 1.6%

962	Altisource Solutions S.A R.L., Term Loan B	6.386%	3-Month LIBOR	4.000%	4/03/24	B+	964,284

13,309	Capital Automotive LP, Term Loan, First Lien	4.750%	1-Month LIBOR	2.500%	3/25/24	B1	13,344,690

9,917	Capital Automotive LP, Term Loan, Second Lien	8.250%	1-Month LIBOR	6.000%	3/24/25	B3	10,164,439

13,300	GGP, Term Loan B	4.742%	1-Month LIBOR	2.500%	8/27/25	BB+	13,257,041

1,975	Trico Group LLC, Term Loan, First Lien	8.813%	3-Month LIBOR	6.500%	2/02/24	B	1,987,344
39,463	Total Real Estate Management & Development						39,717,798

	Road & Rail – 0.2%

1,704	Quality Distribution, Incremental Term Loan, First Lien	7.886%	3-Month LIBOR	5.500%	8/18/22	B2	1,721,805

3,209	Savage Enterprises LLC, Term Loan B	6.600%	1-Month LIBOR	4.500%	8/01/25	B+	3,258,174
4,913	Total Road & Rail						4,979,979

	Semiconductors & Semiconductor Equipment – 0.7%

2,723	Lumileds, Term Loan B	5.840%	1-Month LIBOR	3.500%	6/30/24	B1	2,696,292

5,466	Microchip Technology., Inc, Term Loan B	4.250%	1-Month LIBOR	2.000%	5/29/25	Baa3	5,475,675

1,956	Micron Technology, Inc., Term Loan B	4.000%	1-Month LIBOR	1.750%	4/10/22	Baa2	1,965,792

7,515	ON Semiconductor Corporation, Term Loan B3	3.992%	1-Month LIBOR	1.750%	3/31/23	Baa3	7,534,308
17,660	Total Semiconductors & Semiconductor Equipment						17,672,067

	Software – 6.9%

1,906	Applied Systems, Inc., Initial Term Loan, First Lien	5.386%	3-Month LIBOR	3.000%	9/19/24	B1	1,919,217

14,987	Avaya, Inc., Tranche B Term Loan	6.408%	1-Month LIBOR	4.250%	12/15/24	BB–	15,137,816

6,440	Blackboard, Inc., Term Loan B4, (DD1)	7.333%	3-Month LIBOR	5.000%	6/30/21	B–	6,222,991

11,911	BMC Software, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	12,040,988

6,043	Ceridian HCM Holding, Inc., Term Loan B	5.492%	1-Month LIBOR	3.250%	4/30/25	B	6,063,352

1,572	Compuware Corporation, Term Loan, First Lien	5.712%	1-Month LIBOR	3.500%	8/25/25	B1	1,587,424

1,131	DTI Holdings, Inc., Replacement Term Loan B1	6.945%	1-Month LIBOR	4.750%	9/29/23	B	1,102,197

2,488	Dynatrace, Term Loan, First Lien	5.474%	1-Month LIBOR	3.250%	8/22/25	B1	2,507,012

276	Dynatrace, Term Loan, Second Lien	9.224%	1-Month LIBOR	7.000%	8/21/26	CCC+	280,572

3,000	EagleView Technology Corporation, Term Loan, First Lien	5.634%	1-Month LIBOR	3.500%	8/14/25	B+	3,006,870

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    September 30, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software (continued)

$1,582	Ellucian, Term Loan B, First Lien	5.636%	3-Month LIBOR	3.250%	9/30/22	B	$1,590,538

286	Globallogic Holdings, Inc., Delay Draw, Term Loan, (7)	1.625%	N/A	N/A	8/01/25	B+	288,483

2,000	Globallogic Holdings, Inc., Initial Term Loan B	5.492%	1-Month LIBOR	3.250%	8/01/25	B+	2,019,380

7,668	Greeneden U.S. Holdings II LLC, Term Loan B	5.742%	1-Month LIBOR	3.500%	12/01/23	B	7,717,570

24,817	Infor (US), Inc., Term Loan B, (DD1)	4.992%	3-Month LIBOR	2.750%	2/01/22	BB	24,914,400

6,501	Informatica, Term Loan B	5.492%	1-Month LIBOR	3.250%	8/05/22	B1	6,559,545

6,847	Kronos Incorporated, Term Loan B	5.343%	3-Month LIBOR	3.000%	11/20/23	B	6,889,841

2,000	Kronos Incorporated, Term Loan B, Second Lien	10.593%	3-Month LIBOR	8.250%	11/01/24	CCC	2,051,790

2,709	LANDesk Software Group, Inc., Term Loan, First Lien	6.330%	1-Month LIBOR	4.250%	1/20/24	B2	2,734,631

1,500	McAfee Holdings International, Inc., Term Loan, Second Lien	10.742%	1-Month LIBOR	8.500%	9/29/25	B–	1,533,750

7,212	McAfee LLC, Term Loan	6.742%	1-Month LIBOR	4.500%	9/30/24	B1	7,280,139

1,795	Micro Focus International PLC, New Term Loan	4.742%	1-Month LIBOR	2.500%	6/21/24	BB–	1,792,121

12,120	Micro Focus International PLC, Term Loan B	4.742%	1-Month LIBOR	2.500%	6/21/24	BB–	12,102,633

3,400	Micro Focus International PLC, Term Loan B2	4.492%	1-Month LIBOR	2.250%	11/19/21	BB–	3,389,949

1,113	Misys, New Term Loan, Second Lien	9.636%	3-Month LIBOR	7.250%	6/13/25	BB–	1,105,766

2,554	RP Crown Parent LLC, Term Loan B	4.992%	1-Month LIBOR	2.750%	10/15/23	B1	2,570,459

14,297	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3	4.492%	1-Month LIBOR	2.250%	4/16/25	BB	14,328,729

5,550	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4	4.492%	1-Month LIBOR	2.250%	4/16/25	BB	5,561,930

2,500	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B5, (WI/DD)	TBD	TBD	TBD	TBD	BB	2,504,875

10,638	Tibco Software, Inc., Term Loan, First Lien	5.750%	1-Month LIBOR	3.500%	12/04/20	B1	10,698,666
166,843	Total Software						167,503,634

	Specialty Retail – 0.9%

8,132	Neiman Marcus Group, Inc., Term Loan	5.370%	1-Month LIBOR	3.250%	10/25/20	Caa1	7,572,325

11,575	Petco Animal Supplies, Inc., Term Loan B1	5.592%	3-Month LIBOR	3.250%	1/26/23	B2	9,417,477

4,633	Petsmart Inc., Term Loan B, First Lien	5.120%	1-Month LIBOR	3.000%	3/11/22	B3	4,055,481
24,340	Total Specialty Retail						21,045,283

	Technology Hardware, Storage & Peripherals – 2.6%

986	Dell International LLC, Replacement Term Loan A2	4.000%	1-Month LIBOR	1.750%	9/07/21	BBB–	988,053

38,076	Dell International LLC, Refinancing Term Loan B	4.250%	1-Month LIBOR	2.000%	9/07/23	BBB–	38,198,155

3,000	Mitel US Holdings, Inc., Term Loan, First Lien , (WI/DD)	TBD	TBD	TBD	TBD	B	3,034,695

21,202	Western Digital, Term Loan B	3.992%	1-Month LIBOR	1.750%	4/29/23	Baa2	21,268,692
63,264	Total Technology Hardware, Storage & Peripherals						63,489,595

	Textiles, Apparel & Luxury Goods – 0.3%

934	J. Crew Group, Inc., Term Loan	5.515%	1-Month LIBOR	3.220%	3/05/21	CCC	853,100

6,269	Waste Industries USA, Inc., Term Loan	4.992%	1-Month LIBOR	2.750%	9/28/24	B1	6,314,138
7,203	Total Textiles, Apparel & Luxury Goods						7,167,238

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Trading Companies & Distributors – 0.2%

$3,465	Hayward Industries, Inc., Initial Term Loan, First Lien	5.742%	1-Month LIBOR	3.500%	8/05/24	B	$3,490,987

1,518	Utility One Source, Term Loan B	7.742%	1-Month LIBOR	5.500%	4/18/23	B	1,554,380
4,992	Total Trading Companies & Distributors						5,045,367

	Transportation Infrastructure – 1.9%

46,623	Avolon LLC, Term Loan B	4.165%	1-Month LIBOR	2.000%	1/15/25	BBB–	46,822,428

	Wireless Telecommunication Services – 1.6%

4,314	Asurion LLC, Term Loan B6	5.242%	1-Month LIBOR	3.000%	11/03/23	Ba3	4,350,735

18,056	Sprint Corporation, Term Loan, First Lien	4.750%	1-Month LIBOR	2.500%	2/02/24	Ba2	18,123,331

1,000	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	11.148%	1-Month LIBOR	9.000%	3/11/24	CCC+	976,875

11,684	Syniverse Holdings, Inc., Tranche Term Loan C	7.148%	1-Month LIBOR	5.000%	3/09/23	B	11,740,902

3,641	UPC Financing Partnership, Term Loan AR1, First Lien	4.658%	1-Month LIBOR	2.500%	1/15/26	BB+	3,642,961
38,695	Total Wireless Telecommunication Services						38,834,804
$1,870,397	Total Variable Rate Senior Loan Interests (cost $1,854,317,071)						1,847,492,543

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 13.0%

	Banks – 0.4%

$3,557	JPMorgan Chase & Company, (3-Month LIBOR reference rate + 0.680% spread), (8)			2.161%	6/01/21	AA–	$3,576,802

6,000	Wells Fargo & Company, (3-Month LIBOR reference rate + 1.340% spread), (8)			3.661%	3/04/21	A+	6,136,409
9,557	Total Banks						9,713,211

	Commercial Services & Supplies – 0.3%

8,000	ADT Corporation			6.250%	10/15/21	BB–	8,392,080

	Containers & Packaging – 0.7%

16,959	Reynolds Group			5.750%	10/15/20	B+	17,001,783

	Diversified Telecommunication Services – 1.5%

11,967	IntelSat Jackson Holdings			5.500%	8/01/23	CCC+	11,033,574

12,000	IntelSat Jackson Holdings, 144A			9.750%	7/15/25	CCC+	12,705,000

12,000	Level 3 Financing Inc.			5.375%	8/15/22	BB	12,120,000
35,967	Total Diversified Telecommunication Services						35,858,574

	Equity Real Estate Investment Trusts – 0.4%

9,905	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A			5.250%	12/01/21	B1	9,954,525

	Health Care Providers & Services – 2.3%

30,500	HCA Inc.			6.500%	2/15/20	BBB–	31,666,625

3,000	HCA Inc.			7.500%	2/15/22	Ba2	3,285,000

14,000	HCA Inc.			5.875%	3/15/22	BBB–	14,840,000

2,000	Tenet Healthcare Corporation			6.000%	10/01/20	BB–	2,062,500

3,000	Tenet Healthcare Corporation			4.500%	4/01/21	BB–	2,985,000

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    September 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Health Care Providers & Services (continued)

$2,000	Tenet Healthcare Corporation	4.375%	10/01/21	BB–	$1,991,340
54,500	Total Health Care Providers & Services				56,830,465

	Hotels, Restaurants & Leisure – 1.3%

1,010	MGM Resorts International Inc.	5.250%	3/31/20	BB	1,030,958

17,630	MGM Resorts International Inc.	6.750%	10/01/20	BB	18,533,537

3,000	MGM Resorts International Inc.	7.750%	3/15/22	BB	3,288,840

7,950	Scientific Games International Inc.	10.000%	12/01/22	B–	8,423,582
29,590	Total Hotels, Restaurants & Leisure				31,276,917

	Household Durables – 0.8%

3,500	Lennar Corporation	4.125%	12/01/18	BBB–	3,486,875

7,000	Lennar Corporation	4.500%	6/15/19	BBB–	7,043,750

8,000	Lennar Corporation	4.500%	11/15/19	BBB–	8,060,000
18,500	Total Household Durables				18,590,625

	Media – 1.3%

1,000	CCO Holdings LLC Finance Corporation	5.750%	9/01/23	BB+	1,016,240

200	Charter Communications Operating LLC/ Charter Communications Operating Capital Corporation	3.579%	7/23/20	BBB–	200,120

12,795	CSC Holdings LLC, 144A	10.125%	1/15/23	B2	13,997,730

1,980	Dish DBS Corporation	5.125%	5/01/20	BB	1,997,325

2,000	Dish DBS Corporation	6.750%	6/01/21	BB	2,042,500

2,500	Dish DBS Corporation	5.875%	11/15/24	BB	2,246,875

2,675	Hughes Satellite Systems Corporation	6.500%	6/15/19	BBB–	2,728,834

7,091	iHeartCommunications, Inc., (5)	9.000%	12/15/19	CC	5,335,978

18,490	iHeartCommunications, Inc., (cash 12.000%, PIK 2.000%), (5)	14.000%	2/01/21	C	2,357,464
48,731	Total Media				31,923,066

	Oil, Gas & Consumable Fuels – 0.4%

7,385	California Resources Corporation, 144A	8.000%	12/15/22	B–	7,043,444

1,872	Denbury Resources Inc., 144A	9.250%	3/31/22	B+	2,021,760
9,257	Total Oil, Gas & Consumable Fuels				9,065,204

	Pharmaceuticals – 0.1%

2,240	Concordia International Corp	8.000%	9/06/24	B3	2,189,600

	Professional Services – 0.2%

5,500	Nielsen Finance LLC Co, 144A	5.000%	4/15/22	BB	5,367,945

	Semiconductors & Semiconductor Equipment – 0.1%

771	Advanced Micro Devices, Inc.	7.500%	8/15/22	B+	867,406

1,860	Advanced Micro Devices, Inc.	7.000%	7/01/24	B+	1,962,300
2,631	Total Semiconductors & Semiconductor Equipment				2,829,706

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Software – 1.4%

$160	Avaya Inc., 144A, (5), (6)	7.000%	4/01/19	N/R	$—

3,950	Avaya Inc., 144A, (5), (6)	10.500%	3/01/21	N/R	—

16,100	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	16,455,810

6,150	Infor US Inc., 144A	5.750%	8/15/20	BB	6,234,562

11,000	TIBCO Software Inc., 144A	11.375%	12/01/21	CCC+	11,742,500
37,360	Total Software				34,432,872

	Wireless Telecommunication Services – 1.8%

5,000	Intelsat Connect Finance SA, 144A	9.500%	2/15/23	CCC–	4,987,500

7,500	Sprint Capital Corporation	6.900%	5/01/19	B+	7,621,875

4,000	Sprint Communications Inc., 144A	9.000%	11/15/18	BB	4,024,800

20,195	Sprint Communications Inc.	7.000%	8/15/20	B+	21,145,781

2,000	Sprint Corporation	7.250%	9/15/21	B+	2,112,500

1,000	Sprint Corporation	7.875%	9/15/23	B+	1,077,360

2,000	T-Mobile USA Inc.	6.000%	3/01/23	BB+	2,061,500
41,695	Total Wireless Telecommunication Services				43,031,316
$330,392	Total Corporate Bonds (cost $325,732,969)				316,457,889

Shares	Description (1)				Value

	COMMON STOCKS – 0.9%

	Diversified Consumer Services – 0.0%

75,415	Cengage Learning Holdings II LP, (11), (12)				$697,589

	Energy Equipment & Services – 0.1%

66,209	C&J Energy Services Inc., (11)				1,377,148

49,712	Ocean Rig UDW Inc., (11)				1,721,029

2,052	Vantage Drill International, (11), (12)				636,120
	Total Energy Equipment & Services				3,734,297

	Health Care Providers & Services – 0.0%

65,945	Millennium Health LLC, (11), (12)				3,495

61,430	Millennium Health LLC, (6), (11)				121,210

57,666	Millennium Health LLC, (6), (11)				108,016
	Total Health Care Providers & Services				232,721

	Industrials – 0.1%

49,473	HGIM Corp, (12)				2,671,542

	Media – 0.1%

95,215	Cumulus Media Inc., (11)				1,626,272

	Oil, Gas & Consumable Fuels – 0.1%

11,073	HGIM Corp, (12)				586,869

64	Southcross Holdings Borrower LP, (11), (12)				14,400
	Total Oil, Gas & Consumable Fuels				601,269

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    September 30, 2018

Shares	Description (1)		Value

	Pharmaceuticals – 0.0%

18,761	Concordia International Corp, (11)		$377,790

	Software – 0.5%

520,943	Avaya Holdings Corporation, (11)		11,533,678

	Specialty Retail – 0.0%

9,046	Gymboree Corporation, (6), (11)		103,397

24,628	Gymboree Corporation, (11), (12)		281,695
	Total Specialty Retail		385,092
	Total Common Stocks (cost $23,272,936)		21,860,250

Shares	Description (1)		Value

	COMMON STOCK RIGHTS – 0.0%

	Oil, Gas & Consumable Fuels – 0.0%

3,829	Fieldwood Energy LLC, (11), (12)		$195,279

18,956	Fieldwood Energy LLC, (6), (11)		837,635
	Total Common Stock Right (cost $541,053)		1,032,914

Shares	Description (1)		Value

	WARRANTS – 0.0%

16,108	Avaya Holdings Corp		$72,486
	Total Warrants (cost $1,365,820)		72,486
	Total Long-Term Investments (cost $2,205,229,849)		2,186,916,082

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 5.6%

	INVESTMENT COMPANIES – 5.6%

135,990,973	BlackRock Liquidity Funds T-Fund Portfolio, (9)	2.036% (10)	$135,990,973
	Total Short-Term Investments (cost $135,990,973)		135,990,973
	Total Investments (cost $2,341,220,822) – 95.3%		2,322,907,055
	Other Assets Less Liabilities – 4.7%		114,337,253
	Net Assets – 100%		$2,437,244,308

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market index or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)

As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(8)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at the http://www.sec.gov.

(10)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(11)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(12)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

September 30, 2018

	Symphony Credit Opportunities	Symphony Floating Rate Income
Assets
Long-term investments, at value (cost $684,419,848 and $2,205,229,849, respectively)	$645,798,443	$2,186,916,082
Short-term investments, at value (cost approximates value)	59,060,374	135,990,973
Cash	837,067	22,263,224
Receivable for:
Interest	8,442,532	11,759,344
Investments sold	1,827,856	122,233,786
Shares sold	1,885,454	9,615,852
Other assets	90,450	128,312
Total assets	717,942,176	2,488,907,573
Liabilities
Payable for:
Dividends	181,373	810,813
Investments purchased	5,575,070	43,408,402
Shares redeemed	1,908,487	4,696,501
Unfunded senior loans	—	285,714
Accrued expenses:
Management fees	330,695	1,112,933
Trustees fees	46,510	76,376
12b-1 distribution and service fees	63,657	115,862
Other	339,426	1,156,664
Total liabilities	8,445,218	51,663,265
Net assets	$709,496,958	$2,437,244,308

See accompanying notes to financial statements.

	Symphony Credit Opportunities	Symphony Floating Rate Income
Class A Shares
Net assets	$52,494,377	$220,647,616
Shares outstanding	2,607,057	11,227,934
Net asset value (“NAV”) per share	$20.14	$19.65
Offering price per share (NAV per share plus maximum sales charge of 4.75% and 3.00%, respectively, of offering price)	$21.14	$20.26
Class C Shares
Net assets	$63,854,266	$87,289,380
Shares outstanding	3,174,858	4,442,225
NAV and offering price per share	$20.11	$19.65
Class R6 Shares
Net assets	$7,063,730	$2,297,699
Shares outstanding	349,376	116,465
NAV and offering price per share	$20.22	$19.73
Class I Shares
Net assets	$586,059,942	$2,126,984,814
Shares outstanding	29,085,962	108,137,773
NAV and offering price per share	$20.15	$19.67
Class T Shares(1)
Net assets	$24,643	$24,799
Shares outstanding	1,223	1,261
NAV per share	$20.15	$19.67
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$20.67	$20.17
Net assets consist of:
Capital paid-in	$844,137,010	$2,524,843,504
Total distributable earnings	(134,640,052)	(87,599,196)
Net assets	$709,496,958	$2,437,244,308
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

Statement of Operations

Year Ended September 30, 2018

	Symphony Credit Opportunities	Symphony Floating Rate Income
Investment Income	$42,905,741	$112,315,133
Expenses
Management fees	4,068,068	12,540,508
12b-1 service fees – Class A Shares	186,843	558,520
12b-1 distribution and service fees – Class C Shares	704,686	874,353
12b-1 distribution and service fees – Class T Shares(1)	62	62
Shareholder servicing agent fees	797,884	2,992,778
Custodian fees	134,612	546,070
Trustees fees	19,815	63,802
Professional fees	74,454	124,501
Shareholder reporting expenses	125,922	294,727
Federal and state registration fees	113,598	237,986
Other	140,244	713,563
Total expenses before fee waiver/expense reimbursement	6,366,188	18,946,870
Fee waiver/expense reimbursement	(290,385)	—
Net expenses	6,075,803	18,946,870
Net investment income (loss)	36,829,938	93,368,263
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(10,336,128)	(13,332,536)
Swaps	(302,301)	—
Change in net unrealized appreciation (depreciation) of:
Investments	6,112,384	19,256,687
Swaps	(116,977)	—
Net realized and unrealized gain (loss)	(4,643,022)	5,924,151
Net increase (decrease) in net assets from operations	$32,186,916	$99,292,414

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Symphony Credit Opportunities		Symphony Floating Rate Income
	Year Ended 9/30/18	Year Ended(1) 9/30/17	Year Ended 9/30/18	Year Ended(1) 9/30/17
Operations
Net investment income (loss)	$36,829,938	$43,137,352	$93,368,263	$70,776,578
Net realized gain (loss) from:
Investments	(10,336,128)	(15,032,452)	(13,332,536)	(11,766,138)
Swaps	(302,301)	104,727	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	6,112,384	28,906,809	19,256,687	7,699,584
Swaps	(116,977)	116,977	—	—
Net increase (decrease) in net assets from operations	32,186,916	57,233,413	99,292,414	66,710,024
Distributions to Shareholders(2)
Dividends(3)
Class A Shares	(4,273,684)	(7,093,290)	(9,392,308)	(11,988,477)
Class C Shares	(3,476,708)	(5,608,431)	(3,010,178)	(3,543,380)
Class R6 Shares	(292,094)	(441,864)	(82,923)	(89,197)
Class I Shares	(31,880,717)	(38,042,991)	(84,360,286)	(72,099,861)
Class T Shares(4)	(1,394)	(542)	(1,041)	(363)
Decrease in net assets from distributions to shareholders	(39,924,597)	(51,187,118)	(96,846,736)	(87,721,278)
Fund Share Transactions
Proceeds from sale of shares	327,499,567	526,839,343	1,105,382,701	2,327,446,030
Proceeds from shares issued to shareholders due to reinvestment of distributions	37,126,435	45,319,030	86,920,566	79,737,573
	364,626,002	572,158,373	1,192,303,267	2,407,183,603
Cost of shares redeemed	(376,464,686)	(496,376,115)	(972,679,593)	(1,010,155,370)
Net increase (decrease) in net assets from Fund share transactions	(11,838,684)	75,782,258	219,623,674	1,397,028,233
Net increase (decrease) in net assets	(19,576,365)	81,828,553	222,069,352	1,376,016,979
Net assets at the beginning of period	729,073,323	647,244,770	2,215,174,956	839,157,977
Net assets at the end of period	$709,496,958	$729,073,323	$2,437,244,308	$2,215,174,956

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 10 – New Accounting Pronouncements for further details.

(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended September 30, 2017, the Fund’s distributions to shareholders were paid from net investment income.

(4)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

Financial Highlights

Symphony Credit Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/10)
2018	$20.36	$1.04	$(0.12)	$0.92	$(1.14)	$—	$(1.14)	$20.14
2017	20.11	1.25	0.50	1.75	(1.50)	—	(1.50)	20.36
2016	19.67	1.31	0.47	1.78	(1.34)	—	(1.34)	20.11
2015	22.19	1.31	(2.46)	(1.15)	(1.25)	(0.12)	(1.37)	19.67
2014	22.33	1.22	0.06	1.28	(1.28)	(0.14)	(1.42)	22.19
Class C (4/10)
2018	20.33	0.89	(0.13)	0.76	(0.98)	—	(0.98)	20.11
2017	20.08	1.11	0.49	1.60	(1.35)	—	(1.35)	20.33
2016	19.64	1.17	0.47	1.64	(1.20)	—	(1.20)	20.08
2015	22.16	1.16	(2.48)	(1.32)	(1.08)	(0.12)	(1.20)	19.64
2014	22.30	1.05	0.05	1.10	(1.10)	(0.14)	(1.24)	22.16
Class R6 (10/14)
2018	20.42	1.12	(0.13)	0.99	(1.19)	—	(1.19)	20.22
2017	20.14	1.39	0.45	1.84	(1.56)	—	(1.56)	20.42
2016	19.69	1.38	0.46	1.84	(1.39)	—	(1.39)	20.14
2015(e)	22.22	1.38	(2.49)	(1.11)	(1.30)	(0.12)	(1.42)	19.69
Class I (4/10)
2018	20.37	1.10	(0.13)	0.97	(1.19)	—	(1.19)	20.15
2017	20.11	1.28	0.53	1.81	(1.55)	—	(1.55)	20.37
2016	19.67	1.36	0.47	1.83	(1.39)	—	(1.39)	20.11
2015	22.20	1.37	(2.48)	(1.11)	(1.30)	(0.12)	(1.42)	19.67
2014	22.33	1.28	0.06	1.34	(1.33)	(0.14)	(1.47)	22.20
Class T (5/17)(f)
2018	20.37	1.04	(0.12)	0.92	(1.14)	—	(1.14)	20.15
2017(g)	20.44	0.39	(0.02)	0.37	(0.44)	—	(0.44)	20.37

.

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

4.68%	$52,494	1.04%		5.15%		1.00%		5.19%		43%
8.95	86,950	0.99		6.13		0.99		6.14		55
9.73	97,672	1.03		6.88		1.03		6.88		42
(5.48)	156,026	1.03		6.13		1.03		6.13		40
5.75	274,366	1.00		5.33		1.00		5.33		54

3.93	63,854	1.79		4.39		1.75		4.43		43
8.15	80,828	1.75		5.45		1.74		5.45		55
8.92	87,788	1.79		6.16		1.79		6.16		42
(6.21)	116,809	1.78		5.41		1.78		5.41		40
4.96	176,017	1.75		4.61		1.75		4.61		54

5.09	7,064	0.68		5.49		0.64		5.54		43
9.32	4,494	0.67		6.76		0.67		6.76		55
10.06	9,146	0.70		7.27		0.70		7.27		42
(5.27)	8,643	0.70		6.47		0.70		6.47		40

4.93	586,060	0.79		5.41		0.75		5.45		43
9.26	556,776	0.74		6.31		0.74		6.31		55
9.96	452,639	0.78		7.14		0.78		7.14		42
(5.23)	606,545	0.78		6.39		0.78		6.39		40
6.05	798,330	0.75		5.62		0.75		5.62		54

4.68	25	1.04		5.14		1.00		5.19		43
1.84	25	1.00	*	5.67	*	0.99	*	5.68	*	55

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period October 1, 2014 (commencement of operations) through September 30, 2015.
(f)	Class T Shares are not available for public offering.
(g)	For the period May 31, 2017 (commencement of operations) through September 30, 2017.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Symphony Floating Rate Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/11)
2018	$19.64	$0.79	$0.05	$0.84	$(0.83)	$—	$(0.83)	$19.65
2017	19.71	0.78	0.18	0.96	(1.03)	—	(1.03)	19.64
2016	19.76	0.95	(0.03)	0.92	(0.97)	—	(0.97)	19.71
2015	20.68	0.90	(0.90)	—	(0.92)	—	(0.92)	19.76
2014	20.70	0.85	(0.04)	0.81	(0.82)	(0.01)	(0.83)	20.68
Class C (5/11)
2018	19.63	0.64	0.06	0.70	(0.68)	—	(0.68)	19.65
2017	19.71	0.64	0.16	0.80	(0.88)	—	(0.88)	19.63
2016	19.76	0.81	(0.04)	0.77	(0.82)	—	(0.82)	19.71
2015	20.66	0.74	(0.89)	(0.15)	(0.75)	—	(0.75)	19.76
2014	20.68	0.69	(0.04)	0.65	(0.66)	(0.01)	(0.67)	20.66
Class R6 (1/15)
2018	19.68	0.90	0.02	0.92	(0.87)	—	(0.87)	19.73
2017	19.74	0.86	0.16	1.02	(1.08)	—	(1.08)	19.68
2016	19.77	0.87	0.12	0.99	(1.02)	—	(1.02)	19.74
2015(e)	20.38	0.62	(0.60)	0.02	(0.63)	—	(0.63)	19.77
Class I (5/11)
2018	19.65	0.84	0.05	0.89	(0.87)	—	(0.87)	19.67
2017	19.72	0.82	0.19	1.01	(1.08)	—	(1.08)	19.65
2016	19.77	1.00	(0.03)	0.97	(1.02)	—	(1.02)	19.72
2015	20.69	0.95	(0.90)	0.05	(0.97)	—	(0.97)	19.77
2014	20.71	0.90	(0.04)	0.86	(0.87)	(0.01)	(0.88)	20.69
Class T (5/17)(f)
2018	19.65	0.79	0.06	0.85	(0.83)	—	(0.83)	19.67
2017(g)	19.83	0.23	(0.12)	0.11	(0.29)	—	(0.29)	19.65

.

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

4.40%	$220,648	1.04%		4.02%		1.04%		4.02%		33%
4.95	257,236	0.99		3.96		0.99		3.96		58
4.88	122,787	1.00		4.93		1.00		4.93		40
(0.04)	157,579	0.96		4.39		0.96		4.39		42
3.96	131,751	0.98		4.06		0.98		4.06		41

3.61	87,289	1.79		3.28		1.79		3.28		33
4.12	90,616	1.74		3.22		1.74		3.22		58
4.14	46,412	1.75		4.22		1.75		4.22		40
(0.82)	45,962	1.71		3.65		1.71		3.65		42
3.17	40,407	1.73		3.31		1.73		3.31		41

4.80	2,298	0.65		4.58		0.65		4.58		33
5.26	1,114	0.66		4.33		0.66		4.33		58
5.24	1,658	0.70		5.30		0.70		5.30		40
0.03	24	0.68	*	4.51	*	0.68	*	4.51	*	42

4.65	2,126,985	0.79		4.29		0.79		4.29		33
5.20	1,866,183	0.75		4.20		0.75		4.20		58
5.14	668,302	0.75		5.19		0.75		5.19		40
0.21	850,663	0.70		4.65		0.70		4.65		42
4.20	932,829	0.72		4.30		0.72		4.30		41

4.34	25	1.05		4.03		1.05		4.03		33
0.60	25	1.00	*	3.54	*	1.00	*	3.54	*	58

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period January 28, 2015 (commencement of operations) through September 30, 2015.
(f)	Class T Shares are not available for public offering.
(g)	For the period May 31, 2017 (commencement of operations) through September 30, 2017.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust III (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Credit Opportunities Fund (“Symphony Credit Opportunities”) and Nuveen Symphony Floating Rate Income Fund (“Symphony Floating Rate Income”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on August 20, 1998.

The end of the reporting period for the Funds is September 30, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2018 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management LLC (“Symphony”), an affiliate of Nuveen, under which the Symphony manages the investment portfolios of the Funds.

Investment Objectives

The investment objective of Symphony Credit Opportunities is to seek current income and capital appreciation. Symphony Floating Rate Income’s investment objective is to seek a high level of current income and the secondary investment objective of the Fund is to seek capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Outstanding when-issued/delayed delivery purchase commitments	$5,575,070	$43,408,126

Investment Income

Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more ($500,000 or more for Symphony Floating Rate Income) are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony Credit Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Corporate Bonds**	$—	$438,515,405	$—	***	$438,515,405
Variable Rate Senior Loan Interests	—	195,976,608	—		195,976,608
Common Stocks**	7,438,316	2,736,668	136,876		10,311,860
Common Stock Rights**	—	149,685	642,101		791,786
Warrants	202,784	—	—		202,784
Short-Term Investments:
Investment Companies	59,060,374	—	—		59,060,374
Total	$66,701,474	$637,378,366	$778,977		$704,858,817

Symphony Floating Rate Income
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$1,847,492,543	$—		$1,847,492,543
Corporate Bonds**	—	316,457,889	—	***	316,457,889
Common Stocks**	16,635,917	4,891,710	332,623		21,860,250
Common Stock Rights**	—	195,279	837,635		1,032,914
Warrants	72,486	—	—		72,486
Short-Term Investments:
Investment Companies	135,990,973	—	—		135,990,973
Total	$152,699,376	$2,169,037,421	$1,170,258		$2,322,907,055
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.
***	Value equals zero as of the end of the reporting period.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is

Notes to Financial Statements (continued)

effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For over-the-countered (“OTC”) swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accured, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Asset and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation. Conversely, if a Fund has unrealized depreciation, the clearing broker would debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, Symphony Credit Opportunities managed credit exposure by investing in credit default swaps.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

Symphony Credit Opportunities
Average notional amount of credit default swap contracts outstanding*	$3,190,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Symphony Credit Opportunities	Credit	Swaps	$(302,301)	$(116,977)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Funds have an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 9/30/18		Year Ended 9/30/17
Symphony Credit Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,079,211	$21,702,622	3,787,722	$77,297,284
Class C	294,535	5,913,041	610,770	12,431,230
Class R6	155,188	3,129,828	173,052	3,528,235
Class I	14,761,866	296,754,076	21,181,239	433,557,594
Class T	—	—	1,223	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	200,640	4,031,015	328,543	6,703,860
Class C	158,854	3,187,314	245,376	4,999,276
Class R6	14,333	288,862	21,576	441,308
Class I	1,473,511	29,619,244	1,625,674	33,174,586
Class T	—	—	—	—
	18,138,138	364,626,002	27,975,175	572,158,373
Shares redeemed:
Class A	(2,943,635)	(59,107,611)	(4,703,123)	(96,048,568)
Class C	(1,254,466)	(25,187,698)	(1,252,364)	(25,489,386)
Class R6	(40,268)	(812,680)	(428,507)	(8,816,213)
Class I	(14,488,602)	(291,356,697)	(17,975,708)	(366,021,948)
Class T	—	—	—	—
	(18,726,971)	(376,464,686)	(24,359,702)	(496,376,115)
Net increase (decrease)	(588,833)	$(11,838,684)	3,615,473	$75,782,258

Notes to Financial Statements (continued)

	Year Ended 9/30/18		Year Ended 9/30/17
Symphony Floating Rate Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,671,457	$91,614,203	13,562,517	$269,019,283
Class C	1,170,037	22,938,777	3,521,124	69,827,361
Class R6	480,933	9,463,012	45,392	899,781
Class I	49,998,834	981,366,709	100,107,040	1,987,674,605
Class T	—	—	1,261	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	411,250	8,062,905	527,537	10,450,351
Class C	128,681	2,522,143	153,087	3,032,321
Class R6	1,782	35,147	10	192
Class I	3,889,295	76,300,371	3,345,985	66,254,709
Class T	—	—	—	—
	60,752,269	1,192,303,267	121,263,953	2,407,183,603
Shares redeemed:
Class A	(6,954,873)	(136,413,985)	(7,218,459)	(143,165,145)
Class C	(1,472,377)	(28,851,266)	(1,412,944)	(28,005,203)
Class R6	(422,873)	(8,334,204)	(72,755)	(1,443,001)
Class I	(40,717,007)	(799,080,138)	(42,369,770)	(837,542,021)
Class T	—	—	—	—
	(49,567,130)	(972,679,593)	(51,073,928)	(1,010,155,370)
Net increase (decrease)	11,185,139	$219,623,674	70,190,025	$1,397,028,233

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Purchases	$286,205,582	$811,492,385
Sales and maturities	325,842,740	691,958,552

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2018.

	Symphony Credit Opportunities	Symphony Floating Rate Income
Tax cost of investments	$752,165,461	$2,355,770,929
Gross unrealized:
Appreciation	$11,111,920	$19,029,994
Depreciation	(58,418,564)	(51,893,868)
Net unrealized appreciation (depreciation) of investments	$(47,306,644)	$(32,863,874)

Permanent differences, primarily due to investments in partnerships, distressed PIK bond adjustments, bond premium amortization adjustments and treatment of notional principal contracts resulted in reclassifications among the Funds’ components of net assets as of September 30, 2018, the Funds’ tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2018, the Funds’ tax year end, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Undistributed net ordinary income[1],2	$5,468,495	$9,066,012
Undistributed net long-term capital gains	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2018 through September 30, 2018, and paid on October 2, 2018.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2018 and September 30, 2017 was designated for purposes of the dividends paid deduction as follows:

2018	Symphony Credit Opportunities	Symphony Floating Rate Income
Distributions from net ordinary income[2]	$40,718,780	$95,616,145
Distributions from net long-term capital gains	—	—

2017	Symphony Credit Opportunities	Symphony Floating Rate Income
Distributions from net ordinary income[2]	$50,853,977	$83,239,796
Distributions from net long-term capital gains	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2018, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	Symphony Credit Opportunities	Symphony Floating Rate Income
Not subject to expiration:
Short-term	$13,038,445	$12,276,576
Long-term	76,691,820	42,367,933
Total	$89,730,265	$54,644,509

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Notes to Financial Statements (continued)

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Symphony Credit Opportunities	Symphony Floating Rate Income
For the first $125 million	0.4500%	0.4500%
For the next $125 million	0.4375	0.4375
For the next $250 million	0.4250	0.4250
For the next $500 million	0.4125	0.4125
For the next $1 billion	0.4000	0.4000
For the next $3 billion	0.3750	0.3750
For the next $5 billion	0.3500	0.3500
For net assets over $10 billion	0.3375	0.3375

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2018, the complex-level fee for each Fund was 0.1588%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitation that expire may be terminated or modified prior to that date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony Credit Opportunities	0.79%	July 31, 2020	1.35%
Symphony Floating Rate Income	0.85	July 31, 2020	1.10

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Sales charges collected (Unaudited)	$123,787	$299,084
Paid to financial intermediaries (Unaudited)	110,598	274,616

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Commission advances (Unaudited)	$13,667	$350,687

To compensate for commissions advanced to financial intermediaries all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
12b-1 fees retained (Unaudited)	$78,724	$219,272

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
CDSC retained (Unaudited)	$10,469	$61,685

As of the end of the reporting period, Nuveen owned shares of the Funds as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Class A Shares	—	—
Class C Shares	—	—
Class R6 Shares	—	1,227
Class I Shares	—	—
Class T Shares	1,223	1,261

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the following Fund’s outstanding unfunded senior loan commitments were as follows:

Symphony Floating Rate Income
Outstanding unfunded senior loan commitments	$285,714

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

9. Borrowing Arrangements

$2.65 Billion Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The credit facility expires in July 2019 unless extended or renewed.

Notes to Financial Statements (continued)

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

$96.7 Million Committed Line of Credit

Symphony Credit Opportunities and Symphony Floating Rate Income, along with certain of the Participating Funds (the “Subset of Participating Funds”), had established a 364-day, $96,687,000 standby credit facility with a lender, under which the Subset of Participating Funds borrowed for various purposes other than leveraging for investment purposes. This standby credit facility was in addition to the $3 billion standby credit facility. The Subset of Participating Funds only borrowed from either the $96,687,000 standby credit facility or the $3 billion standby credit facility at any one time. This standby credit facility expired in October 2017.

This standby credit facility had the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which were recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, were allocated among such Subset of Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Subset of Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

Borrowings outstanding as of the end of the reporting period, if any are recognized as “Borrowings” on the Statement of Assets and Liabilities.

10. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Disclosure Update and Simplification

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532. For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets. Prior to these modifications, each Fund’s Statement of Changes reflected an UNII balance as of September 30, 2017 in the following table.

	Symphony Credit Opportunities	Symphony Floating Rate Income
UNII at the end of period	$(5,018,715)	$(12,796,322)

Additional Fund Information

(Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 6o6o6 Sub-Adviser Symphony Asset Management LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 853o Boston, MA 02266-8530 (800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended September 30, 2018:

	Symphony Credit Opportunities	Symphony Floating Rate Income
% of Interest-Related Dividends	73.2%	89.8%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Custom Benchmark Index: An index comprised 60% of the ICE BofAML U.S. High Yield Master II Index and 40% Credit Suisse Leveraged Loan Index. The ICE BofAML U.S. High Yield Master II Index tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The Credit Suisse Leveraged Loan Index is a representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

ICE BofAML U.S. High Yield Master II Index: Tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fees.

Lipper High Yield Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Loan Participation Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Loan Participation Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Symphony Asset Management LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.

In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

For Nuveen Symphony Credit Opportunities Fund, the Board noted that although the Fund’s performance was below its benchmark for the one-, three- and five-year periods, the Fund ranked in the third quartile of its Performance Peer Group in the one-year period and the second quartile in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Symphony Floating Rate Income Fund, the Board noted that although the Fund’s performance was below its benchmark in the one-, three- and five-year periods and the Fund ranked in the fourth quartile of its Performance Peer Group in the one-year period, the Fund ranked in the third quartile in the three-year period and first quartile in the five-year period. The Board considered the factors that contributed to the Fund’s lower comparative performance to its Performance Peer Group in the one-year period, including an underweight in CCC-rated securities and an overweight in allocations to the telecommunications and retail sectors. The Board was satisfied with the Adviser’s explanation of the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.

The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.

The Independent Board Members noted that each Fund had a net management fee and a net expense ratio below the average of its respective Peer Group.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, hedge funds, and investment companies outside the Nuveen family. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.

The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees assessed for managed accounts and hedge funds. With respect to hedge funds, the Board noted the performance fee the Sub-Adviser assesses for advising a hedge fund or account. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and the hedge funds advised by the Sub-Adviser (along with their performance fee) and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to the other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.

Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the temporary and permanent expense caps for the Funds), which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).

In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Trustees and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at eleven. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	167
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	167
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	167

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	167
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	167
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	167
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	167
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	167

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	167
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	165

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	167

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	81
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).	167
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	167

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).	167
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	167
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	167
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	167
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	167
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	167
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	167
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	167

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	167

(1)

Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 6o6o6. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	MAN-SCFR-0918D 650704-INV-Y-11/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended September 30, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony Credit Opportunities Fund	42,720	0	0	0
Nuveen Symphony Floating Rate Income Fund	40,480	0	0	0

Total	$83,200	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Credit Opportunities Fund	0%	0%	0%	0%
Nuveen Symphony Floating Rate Income Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony Credit Opportunities Fund	40,310	400	0	0
Nuveen Symphony Floating Rate Income Fund	38,180	400	0	0

Total	$78,490	$800	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Credit Opportunities Fund	0%	0%	0%	0%
Nuveen Symphony Floating Rate Income Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2018	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Credit Opportunities Fund	0	0	0	0
Nuveen Symphony Floating Rate Income Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended September 30, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Credit Opportunities Fund	0	0	0	0
Nuveen Symphony Floating Rate Income Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: December 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: December 5, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 5, 2018